Filed with the Securities and Exchange Commission on June 26, 1998

                                                                File No. 33-5501
                                                               File No. 811-4663

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.___         [   ]
                      Post-Effective Amendment No. 19         [ X ]
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 21                 [ X ]

                  The Rodney Square Strategic Fixed-Income Fund
            (Formerly The Rodney Square Benchmark U.S. Treasury Fund)
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001
    ------------------------------------------------------------- ----------
               (Address of Principal Executive Offices)           (Zip Code)

       Registrant's Telephone Number, including Area Code: (302) 651-8280

                             Carl M. Rizzo, Esquire
                      Rodney Square Management Corporation
                  Rodney Square North, 1100 North Market Street
                            Wilmington, DE 19890-0001
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

             [   ] immediately upon filing pursuant to Rule 485(b)

             [ X ] on June 29, 1998 pursuant to Rule 485(b)
              ---

             [   ] 60 days after filing pursuant to Rule 485(a)(1)
              ---

             [   ] on  ____________ pursuant to Rule 485(a)(1)

             [   ]  75 days after filing pursuant to Rule 485(a)(2)

             [   ] on  ____________  pursuant to Rule 485(a)(2)

If  appropriate, check the following box:

             [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              CROSS-REFERENCE SHEET

                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                           Items Required By Form N-1A

                               PART A - PROSPECTUS

Item No.       Item Caption                 Prospectus Caption
--------       ------------                 ------------------

     1.        Cover Page                   Cover Page

     2.        Synopsis                     Expense Table
                                            Questions and Answers about the
                                                     Portfolios

     3.        Condensed Financial          Financial Highlights
                     Information            Performance Information

     4.        General Description of       Questions and Answers about the
                     Registrant                      Portfolios
                                            Investment Objectives and Policies
                                            Risk Factors
                                            Description of the Fund
                                            Appendix

     5.        Management of the Fund       Questions and Answers about the
                                                     Portfolios
                                            Management of the Fund

     5A.       Management's Discussion      [Contained in the Fund's Annual
                     of Fund Performance             Report, President's Letter]

     6.        Capital Stock and            Questions and Answers about the
                     Other Securities                Portfolios
                                            Dividends, Other Distributions
                                                     and Taxes
                                            Description of the Fund

     7.        Purchase of Securities       Questions and Answers about the
                     Being Offered                   Portfolios
                                            How Net Asset Value is Determined
                                            Purchase of Shares
                                            Management of the Fund

     8.        Redemption or                Questions and Answers about the
                     Repurchase                      Portfolios
                                            Shareholder Accounts
                                            Redemption of Shares
                                            Exchange of Shares

     9.        Pending Legal                Not Applicable
                     Proceedings

                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

                                                   Caption in Statement of
Item No.     Item Caption                          Additional Information
--------     ------------                          ----------------------

     10.     Cover Page                            Cover Page

     11.     Table of Contents                     Table of Contents

     12.     General Information and               Description of Fund
                   History

     13.     Investment Objectives and             Investment Policies
                   Policies                        Special Considerations
                                                   Investment Limitations
                                                   Portfolio Turnover
                                                   Appendix A

     14.     Management of the Registrant          Trustees and Officers

     15.     Control Persons and                   Trustees and Officers
                   Principal Holders               Other Information

     16.     Investment Advisory and               Wilmington Trust Company
                   Other Services                  Investment Advisory  Services
                                                   Administration and Accounting
                                                        Services
                   Other Information

     17.     Brokerage Allocation                  Portfolio Transactions

     18.     Capital Stock and Other               Redemptions
                   Securities                      Description of the Fund

     19.     Purchase, Redemption and              Redemptions
                   Pricing of Securities           Net Asset Value and Dividends
                   Being Offered

     20.     Tax Status                            Taxes

     21.     Underwriters                          Administration and Accounting
                                                        Services

     22.     Calculation of Performance            Performance Information

     23.     Financial Statements                  Financial Statements

                        THE    RODNEY SQUARE
                               STRATEGIC
                               FIXED-INCOME
                               FUND













                                   PROSPECTUS
                                  JUNE 29, 1998

                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----
EXPENSE TABLE..........................................................2

FINANCIAL HIGHLIGHTS...................................................3

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIOS.............................5

INVESTMENT OBJECTIVES AND POLICIES.....................................7

RISK FACTORS..........................................................10

PURCHASE OF SHARES....................................................11

SHAREHOLDER ACCOUNTS..................................................12

REDEMPTION OF SHARES..................................................13

EXCHANGE OF SHARES....................................................14

HOW NET ASSET VALUE IS DETERMINED.....................................15

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES..............................15

PERFORMANCE INFORMATION...............................................17

MANAGEMENT OF THE FUND................................................19

DESCRIPTION OF THE FUND...............................................21

APPENDIX..............................................................21

APPLICATION & NEW ACCOUNT REGISTRATION................................27
                              the RODNEY SQUARE
                                  STRATEGIC FIXED-INCOME
                                  FUND


   The Rodney Square Strategic Fixed-Income Fund (the "Fund") consists of three separate portfolios (the "Portfolios"): the Short/Intermediate Bond Portfolio, the Intermediate Bond Portfolio and the Municipal Bond Portfolio. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio each seeks high total return, consistent with high current income, by investing principally in various types of investment-grade fixed income securities. Under normal market conditions, the average dollar-weighted duration of securities held by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio will fall within a range of 2 1/2 to 4 years and 5 to 7 years, respectively. The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. Under normal market conditions, the average dollar-weighted duration of securities held by the Municipal Bond Portfolio will fall within a range of 4 to 8 years. Shares of the Portfolios are offered at net asset value without the imposition of any front-end sales charge and are not subject to any Rule 12b-1 fees.

                                   PROSPECTUS

                                  JUNE 29, 1998

   This Prospectus sets forth information about the Fund that you should know before investing. Please read this Prospectus carefully and keep it for future reference. A Statement of Additional Information, dated June 29, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time and to time, is incorporated by reference herein. A copy of the Statement of Additional Information and the Fund's most recent Annual Report to Shareholders may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc. ("RSD"), by calling the number below, by writing to RSD at the address noted on the back cover of this Prospectus, or by accessing the web site maintained by the SEC
(http://www.sec.gov). RSD is a wholly owned subsidiary of Wilmington Trust Company ("WTC"), a bank chartered in the State of Delaware.


--------------------------------------------------------------------------------
    FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:

                 o  NATIONWIDE...................................(800) 336-9970
--------------------------------------------------------------------------------

   SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, WILMINGTON TRUST COMPANY OR ANY OTHER BANK, NOR ARE THE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


EXPENSE TABLE


                                        Short/Intermediate      Intermediate     Municipal
                                              Bond                  Bond           Bond
                                            Portfolio            Portfolio       Portfolio
SHAREHOLDER TRANSACTION COSTS*                  None                None            None

ANNUAL PORTFOLIO OPERATING EXPENSES**
(as a percentage of average net assets)

Advisory Fee (after waivers).............      0.27%                0.25%           0.00%

12b-1 Fee................................      0.00%                0.00%           0.00%

Other Expenses (after reimbursements)....      0.28%                0.30%           0.75%
                                               ----                 ----            ----

Total Operating Expenses (after waivers
     and reimbursements).................      0.55%                0.55%           0.75%
                                               ====                 ====            ====

EXAMPLE***
You would pay the following expenses on a $1,000 investment in each Portfolio assuming a 5% annual return and redemption at the end of each time period:

One year........................               $  6                 $ 6             $ 8
Three years.....................                $18                 $18             $24
Five years......................                $31                 $31             $42
Ten years.......................                $69                 $69             $93

* WTC and/or Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Fund shares. See "Purchase of Shares" for additional information.

** Because the  Intermediate  Bond Portfolio had no operations prior to the date of this  Prospectus,  expenses for that Portfolio are estimated for its first year of operations, adjusted to reflect WTC's undertaking to waive its advisory fee or reimburse expenses to the extent that the expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% of its average daily net assets at least until February 1999. Without waivers, the Advisory Fee for the Intermediate Bond Portfolio would be 0.35% of the Portfolio's average daily net assets, and Total Operating Expenses are estimated to be 0.65% of its average daily net assets. With respect to the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio, expenses are based on each Portfolio's expenses for its fiscal year ended October 31, 1997, adjusted to reflect its current advisory, administration, accounting services and transfer agency fees, the termination of its Rule 12b-1 Plan, and WTC's undertaking to waive its advisory fee or reimburse expenses to the extent that their expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55%, with respect to the Short/Intermediate Bond Portfolio, and 0.75%, with respect to the Municipal Bond Portfolio, of each Portfolio's average daily net assets at least until February 1999. Without waivers, the Advisory Fee for the Short/Intermediate Bond Portfolio would be 0.35% of the Portfolio's average daily net assets, and Total Operating Expenses would be 0.64% of its average daily net assets. Without waivers and reimbursements, the Advisory Fee for the Municipal Bond Portfolio would be 0.35% of the Portfolio's average daily net assets, and Other Expenses and Total Operating Expenses would be 0.95% and 1.30%, respectively, of its average daily net assets. See "Management of the Fund " for additional information.

***The assumption in the Example of a 5% annual return is required by regulations of the SEC and is applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, any Portfolio's projected or actual performance.

   The purpose of the preceding table is solely to aid shareholders and prospective investors in understanding the various expenses that investors in the Portfolios will bear directly or indirectly.

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES INCURRED AND RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following tables include selected per share data and other performance information for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio throughout the following periods derived from the audited financial statements of the Fund. They should be read in conjunction with the Fund's financial statements and notes thereto appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997, which is included, together with the auditor's unqualified report, as part of the Fund's Statement of Additional Information.

Information is not provided for the Intermediate Bond Portfolio, as that Portfolio had no operations prior to the date of this Prospectus.

SHORT/INTERMEDIATE BOND PORTFOLIO                                                                              APRIL 2, 1991
                                                                                                             (COMMENCEMENT OF
                                                                                                              OPERATIONS) TO
                                                                 FOR THE FISCAL  YEARS ENDED OCTOBER 31,        OCTOBER 31,
                                                                 --------------  -----------------------        -----------

                                                    1997       1996        1995      1994     1993       1992       1991
                                                    ----     ------       -----     -----   ------     ------     ------
NET ASSET VALUE-- BEGINNING OF PERIOD ........    $12.95     $13.08       $12.42    $13.48    $13.20      $12.86    $12.50
                                                  ------     ------       ------    ------    ------      ------    ------

INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME ......................     0.77       0.78         0.83      0.71      0.76        0.83      0.48
   Net realized and unrealized gain (loss) on
     investments ..............................     0.12     (0.13)         0.66    (1.02)      0.39        0.37      0.36
                                                    ----     -----          ----    -----       ----        ----      ----

      Total from investment operations ........     0.89       0.65         1.49    (0.31)      1.15        1.20      0.84
                                                    ----       ----         ----    -----       ----        ----      ----

DISTRIBUTIONS:
   From net investment income .................   (0.77)     (0.78)       (0.83)    (0.71)    (0.76)      (0.83)    (0.48)
   From net realized gain on investments......        --         --           --    (0.04)    (0.11)     (0.03)         --
                                                   -----    -------       ------    -----     -----      -----      ------

      Total distributions .....................   (0.77)     (0.78)       (0.83)    (0.75)    (0.87)      (0.86)    (0.48)
                                                  ------     -----         ----     -----     -----       -----     -----

NET ASSET VALUE-- END OF PERIOD  ..............   $13.07     $12.95       $13.08    $12.42    $13.48      $13.20    $12.86
                                                  ======     ======       ======    ======    ======      ======    ======

TOTAL RETURN** ................................    7.13%      5.18%       12.41%   (2.33)%     9.00%       9.58%     6.89%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses + .................................    0.65%      0.65%        0.65%     0.65%     0.65%       0.65%    0.89%*
   Net investment income ......................    5.98%      6.07%        6.56%     5.53%     5.65%       6.33%    6.64%*
Portfolio turnover rate .......................   83.54%     85.77%      116.40%    43.77%    24.22%      27.37%   78.45%*
Net assets at end of period (000 omitted) .....  $31,456    $31,777      $32,214   $31,721   $40,971     $30,152   $24,171
SENIOR SECURITIES:
Amount of reverse repurchase agreements out-
     standing at end of period (in thousands)..       $0         $0           $0        $0        $0          $0        $0
Average daily amount of reverse repurchase
     agreements outstanding during the period
     (in thousands) ...........................       $0         $0           $0        $0        $0          $0      $162
Average daily number of shares outstanding
     during the period (in thousands) .........    2,441      2,545        2,492     2,960     2,660       2,109     1,279
Average daily amount of reverse repurchase
     agreements per share during the period ...    $0.00      $0.00        $0.00     $0.00     $0.00       $0.00     $0.13

*  Annualized

** The total return figure for the Portfolio for the fiscal period ended October
   31, 1991 has not been annualized.

+ WTC reimbursed a portion of the Portfolio's expenses, exclusive of advisory fees, for the fiscal period ended October 31, 1991. WTC waived a portion of its advisory fees for the fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992, and Rodney Square Management Corporation ("RSMC"), the prior administrator and accounting servicing agent of the Portfolios, waived a portion of its accounting services fee for the fiscal year ended October 31, 1992 and for the fiscal period ended October 31, 1991. If these expenses had been incurred by the Portfolio, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, and for the fiscal period ended October 31, 1991, would have been 1.12%, 1.09%, 1.14%, 1.05%, 1.06%, 1.24% and 1.91%, respectively.


MUNICIPAL BOND PORTFOLIO

                                                                      FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                                      --------------------------------------
                                                                   1997         1996         1995         1994
                                                                   ----         ----         ----         ----
NET ASSET VALUE-- BEGINNING OF YEAR  ..........                  $12.46        $12.49       $11.64       $12.50

INVESTMENT OPERATIONS:
   Net investment income ......................                    0.55          0.55         0.54         0.49
   Net realized and unrealized gain (loss)
     on investments............................                    0.28        (0.03)         0.85       (0.86)
                                                                   ----        ------         ----       ------

      Total from investment operations ........                    0.83          0.52         1.39       (0.37)

DISTRIBUTIONS:
   From net investment income .................                  (0.55)        (0.55)       (0.54)       (0.49)
                                                                 ------        ------       ------       ------

NET ASSET VALUE-- END OF YEAR .................                  $12.74        $12.46       $12.49       $11.64
                                                                 ======        ======       ======       ======

TOTAL RETURN...................................                   6.85%         4.24%       12.23%      (3.05)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses++ .................................                   0.75%         0.75%        0.75%        0.75%
   Net investment income ......................                   4.42%         4.41%        4.50%        4.13%
Portfolio turnover rate .......................                  28.56%        15.91%       42.08%       21.95%
Net assets at end of year (000 omitted) .......                 $17,446       $16,619      $16,570      $14,283

++ WTC waived its entire advisory fee and RSMC waived a portion of its administration and accounting services fee for the fiscal years ended October 31, 1997, 1996, 1995 and 1994. If these expenses had been incurred by the Portfolio, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1997, 1996, 1995 and 1994, would have been 1.52%, 1.37%, 1.45% and 1.62%, respectively.

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIOS

   The information provided in this section is qualified in its entirety by reference to the more detailed information elsewhere in this Prospectus.

WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES AND PRIMARY INVESTMENT  POLICIES?

   The Fund is an open-end, management investment company consisting of three separate diversified portfolios: the Short/Intermediate Bond Portfolio, the Intermediate Bond Portfolio and the Municipal Bond Portfolio. The investment objectives and primary investment policies of the Portfolios are as follows:

   SHORT/INTERMEDIATE BOND PORTFOLIO (PREVIOUSLY THE RODNEY SQUARE DIVERSIFIED INCOME PORTFOLIO). This Portfolio seeks high total return, consistent with high current income, by investing principally in various types of investment-grade fixed income securities with an average dollar-weighted duration, under normal market conditions, of 2 1/2 to 4 yearS. (See "Investment Objectives and Policies -- Short/Intermediate Bond and Intermediate Bond Portfolios.")

   INTERMEDIATE BOND PORTFOLIO. This Portfolio seeks high total return, consistent with high current income, by investing principally in various types of investment-grade fixed income securities with an average dollar-weighted duration, under normal market conditions, of 5 to 7 years. (See "Investment Objectives and Policies -- Short/Intermediate Bond and Intermediate Bond Portfolios.")

   MUNICIPAL BOND PORTFOLIO (PREVIOUSLY THE RODNEY SQUARE MUNICIPAL INCOME PORTFOLIO). This Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital by investing principally in municipal securities providing interest income that is exempt from federal income tax with an average dollar-weighted duration, under normal market conditions, of 4 to 8 years. (See "Investment Objectives and Policies -- Municipal Bond Portfolio.")

WHAT ARE THE RISKS TO CONSIDER BEFORE INVESTING?

   Investment in the Portfolios represents an investment in securities with fluctuating market prices. As market prices fluctuate, the net asset value of an investor's holdings will also fluctuate and, at the time of redemption, may be more or less than the purchase price. The value of each Portfolio's holdings of fixed income securities generally varies inversely with the movement of market interest rates. Generally, if interest rates rise, prices of fixed income securities fall; if interest rates fall, prices of fixed income securities rise. In addition, the value of each Portfolio's holdings varies depending on the average duration and the credit quality of the holdings as well as general market factors. When interest rates rise or fall, investors should expect more fluctuations in value in the Intermediate Bond Portfolio than in the Short/Intermediate Bond Portfolio, due to the latter Portfolio's shorter duration.

   The Portfolios may engage in certain options, futures and (in the case of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio only) forward currency transactions. Such transactions may involve certain risks, increase costs and diminish investment performance. (See "Investment Objectives and Policies," "Risk Factors" and "Appendix.")

   Depending on your tax bracket, your after-tax return from the Municipal Bond Portfolio may be substantially higher than the after-tax return you would earn from comparable taxable investments. Shareholders pay no federal income tax on exempt-interest dividends paid by the Municipal Bond Portfolio. However, those dividends may be subject to state and local income taxes. In addition, a portion of that Portfolio's dividends may be a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item"). Capital gain distributions, if any, from the Municipal Bond Portfolio are subject to federal income income tax, as well as state and local taxes. (See "Dividends, Other Distributions and Taxes.")

   Prior to the date of this Prospectus, the Intermediate Bond Portfolio had no operations.

HOW CAN YOU BENEFIT BY INVESTING IN THE PORTFOLIOS RATHER THAN BY INVESTING DIRECTLY IN THE SECURITIES HELD BY THOSE PORTFOLIOS?

   Investing in the Portfolios offers two key benefits.

   FIRST: Each Portfolio offers a way to keep money invested in a professionally managed portfolio of securities and, at the same time, to maintain daily liquidity. The Portfolios also offer a way for investors to diversify their investment portfolios by participating in pooled funds of taxable or tax-exempt fixed income securities. There are no minimum periods for investment in the Portfolios and no fees will be charged at time of purchase or redemption.

   SECOND: Investors in a Portfolio need not become involved with the detailed bookkeeping and operating procedures normally associated with direct investment in the securities held by the Portfolios.

WHO IS THE INVESTMENT ADVISER?

   Wilmington Trust Company ("WTC") is the investment adviser to the Portfolios. (See "Management of the Fund.")

WHO IS THE ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING AGENT FOR THE FUND?

   PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, accounting and transfer agency services for the Fund. RSMC, a wholly owned subsidiary of WTC, provides corporate secretarial services for the Fund. (See "Management of the Fund.")

WHO IS THE FUND'S DISTRIBUTOR?

   Rodney Square Distributors, Inc. ("RSD"), another wholly owned subsidiary of WTC, serves as the Fund's Distributor. (See "Management of the Fund.")

HOW DO YOU PURCHASE SHARES OF THE PORTFOLIOS?

   Each Portfolio is designed as an investment vehicle for individual investors, corporations and other institutional investors. (The Municipal Bond Portfolio is not, however, appropriate for purchase by tax-exempt institutions and individual retirement accounts and pension or profit-sharing plans which already provide tax-deferred income to their participants). Shares of each Portfolio may be purchased at their net asset value next determined after a purchase order is received by PFPC and accepted by RSD as described below. There is no sales load. The minimum initial investment is $1,000 per Portfolio, but additional investments may be made in any amount.

   Shares of the Portfolios are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. Shares may also be purchased directly by wire or by mail. (See "Purchase of Shares.")

   The Fund and RSD reserve the right to reject new account applications and to close, by redemption, an account without a certified Social Security or other taxpayer identification number.

   Please contact RSD or your Service Organization or call the number listed below, for further information about the Portfolios or for assistance in opening an account.

--------------------------------------------------------------------------------
             o    NATIONWIDE.......................(800) 336-9970
--------------------------------------------------------------------------------

HOW DO YOU REDEEM SHARES OF THE PORTFOLIOS?

   If you purchased shares of a Portfolio through an account at WTC or a Service Organization, you may redeem all or any of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem any or all of their shares by telephone or mail. There is no fee charged upon redemption. (See "Redemption of Shares.")

HOW ARE DIVIDENDS AND OTHER DISTRIBUTIONS PAID?

   Income dividends for the Portfolios are declared daily and distributed monthly. Net realized capital gains, if any, are distributed annually, after the close of the Fund's fiscal year (October 31st). Shareholders may elect to receive dividends and other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends, Other Distributions and Taxes.")

ARE EXCHANGE PRIVILEGES AVAILABLE?

   You may exchange all or a portion of your Portfolio shares for shares of another Portfolio or for shares of any of the other funds in the Rodney Square complex, subject to certain conditions. (See "Exchange of Shares.")

INVESTMENT OBJECTIVES AND POLICIES

SHORT/INTERMEDIATE BOND AND INTERMEDIATE BOND PORTFOLIOS

   The Short/Intermediate Bond and the Intermediate Bond Portfolios each seeks high total return, consistent with high current income, by investing principally in various types of investment-grade fixed income securities.

   Under normal market conditions, the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio each will invest at least 85% of its total assets in investment-grade fixed income securities. Each Portfolio may also invest up to 10% of its total assets in investment-grade fixed income securities of foreign issuers.

   In  investing  in  fixed  income  securities,   the  Short/Intermediate  Bond
Portfolio will, as a fundamental policy, maintain a short-to-intermediate average duration. The Intermediate Bond Portfolio will, as a fundamental policy, maintain an intermediate average duration. Under normal market conditions, the average dollar-weighted duration of securities held by the Short/Intermediate Bond Portfolio will fall within a range of 2 1/2 to 4 years; thosE held by the Intermediate Bond Portfolio will fall within a range of 5 to 7 years. In the event of unusual market conditions, the average dollar-weighted duration of the Portfolios may fall within a broader range. Under those circumstances, the Short/Intermediate Bond Portfolio may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and the Intermediate Bond Portfolio may invest in fixed income securities with an average dollar-weighted duration of 2 to 10 years.

   Duration measures the sensitivity of the fixed income securities held by a Portfolio to a change in interest rates. A longer duration implies a greater sensitivity and means that the Portfolio's securities will experience a greater degree of fluctuation should interest rates change. For example, if interest rates were to move 1%, a bond with a 3 year duration would experience a 3% change in its principal value. An identical bond with a duration of 5 years would experience a 5% change in its principal value. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolios will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years and, in the case of the Intermediate Bond Portfolio, within a range of approximately 7 to 12 years.

   The composition of each Portfolio's holdings varies depending upon WTC's analysis of the fixed income markets including analysis of the most attractive segments of the yield curve, the relative value of different sectors of the fixed income markets and expected trends in those markets. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining a short-to-intermediate average duration or intermediate average duration for the Short/Intermediate and Intermediate Bond Portfolios, respectively, WTC seeks to protect the Portfolios' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with longer average durations, although that strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.
(See "Risk Factors.")

   The Portfolios invest only in securities that are rated, at the time of purchase, in the top four categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, are determined by WTC to be of comparable quality. (See "Risk Factors" and the Statement of Additional Information for further information regarding ratings and the characteristics of securities rated in the top four rating categories.)

   The Portfolios may invest in: bank obligations; corporate bonds, notes and commercial paper; convertible securities; foreign government and private debt obligations; guaranteed investment contracts; mortgage-backed securities; municipal securities; participation interests; asset-backed securities; preferred stock; supranational agency debt obligations; and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Short-term debt obligations in which the Portfolios may invest include certificates of deposit, time deposits, bankers' acceptances, commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by WTC to be of comparable quality and U.S.
Government obligations. The Portfolios may also engage in the following investment strategies: entering into both repurchase agreements and reverse repurchase agreements; purchasing and writing (selling) options, futures contracts, options on futures contracts or forward currency contracts; short selling; and lending portfolio securities. (See "Appendix.") In addition, the Portfolios may invest in investment companies that seek to maintain a stable net asset value (money market funds).

MUNICIPAL BOND PORTFOLIO

   The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. As a fundamental policy, under normal market conditions, the Municipal Bond Portfolio seeks to achieve this objective by investing at least 80% of its net assets in a diversified portfolio of municipal securities providing interest income that is exempt, in the opinion of counsel for the issuer, from federal income tax.

   As a fundamental policy, the Portfolio will maintain an intermediate average duration. Under normal market conditions, the average dollar-weighted duration of securities held by the Portfolio will fall within a range of 4 to 8 years. In the event of unusual market conditions, the average duration for the Portfolio may fall within a broader range. Under those circumstances, the Portfolio may invest in securities with an overall average dollar-weighted duration of 2 to 10 years.

   Duration measures the sensitivity of the fixed income securities held by the Portfolio to a change in interest rates. A longer duration implies a greater sensitivity and means that the Portfolio's securities experience a greater degree of fluctuation should interest rates change. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolio's investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity of the Municipal Bond Portfolio will fall within a range of approximately 5 to 10 years..

   The  composition  of the  Portfolio's  holdings  varies  depending upon WTC's analysis of the municipal securities market including analysis of the most attractive segments of the yield curve, the relative value of different market sectors, expected trends in those markets and supply versus demand pressures. By maintaining an intermediate average duration, WTC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by municipal funds with longer average durations, although that strategy may reduce the level of income attained by the Portfolio. Of course, there in on guarantee that principal value can be protected during periods of extreme interest rate volatility. (See "Risk Factors.")

   The Portfolio invests only in securities that are rated, at the time of purchase, in the top four categories by an NRSRO such as Moody's or S&P or, if not rated, are determined by WTC to be of comparable quality. (See "Risk Factors" and the Statement of Additional Information for further information regarding ratings and the characteristics of securities rated in the top four rating categories.)

   The Portfolio may invest without limit in municipal securities issued to finance private activities, the interest on which is a Tax Preference Item. In addition, although the Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income. Such securities include bank obligations; corporate bond, notes and commercial pages; guaranteed investment contracts; mortgage-backed securities; participation interest; asset-backed securities; and U.S. Government obligations. The Portfolio may also engage in the following investment strategies: entering into repurchase agreements; purchasing and writing (selling) options, futures, and options on futures contracts; short selling; and lending Portfolio securities (see "Appendix.") In addition, the Portfolio may invest in investment companies that seek to maintain a stable net asset value (money market funds).

   The Portfolio will not invest more than 25% of its total assets in any one industry. (Governmental issuers of municipal securities are not considered part of any industry.) The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as the private operators of educational, hospital or housing facilities. However, WTC may determine that the yields available from concentrating in obligations in a particular market sector or political subdivision justify the risk that the performance of the Portfolio may be adversely affected by such concentration. Under such market conditions, the Portfolio may invest more than 25% of its assets in sectors of the municipal securities market such as health care or housing, or in securities relating to any one political subdivision, such as a given state or U.S. territory. Under these conditions, the Portfolio's vulnerability to any special risks that affect that sector or jurisdiction, such as a shift in government policy that would reduce future tax revenue streams pledged to support those securities, could have a significant adverse impact on the value of an investment in the Portfolio. There are no limitations on the Portfolio's investment in any one of the three general categories of municipal obligations -- general obligation bonds, revenue (or special) obligation bonds and private activity bonds. (See "Appendix.")

   Proposed tax legislation in recent years has included several provisions that may affect the supply and demand for tax-exempt municipal securities, as well as the tax-exempt nature of interest paid on those securities. If the availability of tax-exempt securities, or the value of the Municipal Bond Portfolio's holdings, could be materially affected by such changes in the law, the Fund's Board of Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

ALL PORTFOLIOS

   OTHER INVESTMENTS AND INVESTMENT STRATEGIES. Each Portfolio may invest in securities with fixed, variable or floating interest rates or in zero coupon securities. These securities may have various buy-back features that permit the Portfolios to recover principal by tendering the securities to the issuer or a third party. certain securities may be purchased on a when-issued or delayed delivery basis. As a matter of fundamental policy, each Portfolio may also borrow money for temporary or emergency purposes in an aggregate amount not exceeding one-third of its total assets. As a matter of non-fundamental policy, however, no Portfolio will purchase securities while borrowings in excess of 5% of the Portfolio's total assets are outstanding. In addition, certain of the securities purchased by the Portfolios may be considered illiquid. For further information about the Portfolios' investments and investment strategies, see the Appendix to this Prospectus and the Statement of Additional Information.

   PORTFOLIO TURNOVER. The frequency of portfolio transactions and a Portfolio's turnover rate will vary from year to year depending on market conditions. The portfolio turnover rate for the Intermediate Bond Portfolio is expected to be less than 100%.

   OTHER INFORMATION. Each Portfolio is subject to fundamental policies that, like the Portfolio's investment objective, may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act). All investment policies stated within this Prospectus are, unless otherwise indicated, non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval. Additional fundamental and non-fundamental investment policies are described in the Appendix to this Prospectus and in the Statement of Additional Information.

RISK FACTORS

   GENERAL. There can be no guarantee that any Portfolio will achieve its investment objective. Each Portfolio's net asset value per share will fluctuate, and an investor's redemption proceeds may be higher or lower than the cost of the shares when initially purchased. The value of the Portfolios' investments may change in response to changes in interest rates and the relative financial strength and creditworthiness of each issuer. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of those securities generally decline. WTC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

   Each Portfolio invests only in securities that are rated, at the time of purchase, in the four highest rating categories of an NRSRO such as Moody's or S&P or, if not rated, are determined by WTC to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. Moreover, ratings may change after a security is purchased. Moody's considers securities in the fourth highest rating category within investment-grade securities (Baa) to have speculative characteristics. Such securities tend to have higher yields, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case for more highly rated securities of similar maturities. The Portfolios may acquire securities insured by private insurance companies or supported by letters of credit furnished by domestic or foreign banks. In those instances, WTC monitors the financial condition of the parties whose creditworthiness is relied upon in determining the credit quality of the securities. A change in the rating of a security, in the issuer's ability to make payments of interest and principal, in a credit provider's ability to provide credit support or in the market's perception of those factors will affect the value of the security, and WTC will reevaluate the security to determine whether the Portfolio should continue to hold it under the changed conditions.

   The ability of the Portfolios to buy and sell securities may be limited at any particular time and with respect to any particular security. The amount of information about the financial condition of an issuer of municipal securities may not be as extensive as information about corporations whose securities are publicly traded. Generally, the secondary market for municipal securities is less liquid than that for taxable fixed income securities. WTC closely monitors the liquidity of securities that the Portfolios hold and, in the case of certain securities such as restricted securities that may be sold only to institutional investors or unrated municipal lease obligations, makes liquidity determinations in accordance with guidelines adopted by the Fund's Board of Trustees.

   Certain securities held by each Portfolio may permit the issuer at its option to call or redeem the securities. If an issuer redeems securities held by a Portfolio during a period of declining interest rates, the Portfolio may not be able to invest the proceeds in securities providing the same investment return as the securities redeemed. During a period of declining interest rates, securities held by the Portfolios may have market values that are higher than the principal amounts payable at maturity. Although this "premium " value is amortized over the period remaining until maturity, an investor who purchases shares of a Portfolio during a period of declining interest rates may face an increased risk of capital loss if the securities are called or redeemed before maturity.

   DERIVATIVES. Some of the Portfolios' investments may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar instruments that may be used in hedging and related income strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in the view of WTC, derivatives include "stripped" securities, specially structured types of mortgage-backed, asset-backed and municipal securities, such as interest only, principal only and inverse floaters, and U.S. dollar-denominated securities whose value is linked to foreign securities. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative may pose its own special risks. WTC takes these risks into account in its management of the Portfolios. As a fundamental policy, no more than 15% of a Portfolio's total assets may at any time be committed or exposed to derivative strategies.

   OPTIONS AND FUTURES. The use of forward currency contracts, options and futures involves certain investment risks and transaction costs. These risks include: dependence on WTC's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or related options and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and related options or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any particular time.

   YEAR  2000  ISSUE.   Like  other  mutual   funds,   financial   and  business
organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by WTC and the Portfolios' other service providers do not properly process and calculate date-related information and data after January 1, 2000. This is commonly known as the "Year 2000
Problem." WTC is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain assurances that comparable steps are being taken by the Portfolios' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios.

PURCHASE OF SHARES

   HOW TO PURCHASE SHARES. Portfolio shares are offered on a continuous basis by RSD at their net asset value next determined after a purchase order is received by PFPC and accepted by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Portfolio shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Portfolio shares by mail or by wire as specified below.

   BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to the Portfolio you have selected, along with a completed Application (included at the end of this Prospectus) to The Rodney Square Strategic Fixed-Income Fund, c/o PFPC, P.O. Box 8951, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The Rodney Square Strategic Fixed-Income Fund, c/o PFPC, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you purchase by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

   BY WIRE: You may purchase shares by wiring federal funds. To advise the Fund of the wire and, if making an initial purchase, to obtain an account number, you must telephone PFPC at (800) 336-9970. Once you have an account number, instruct your bank to wire federal funds to PFPC, c/o PNC Bank, Philadelphia PA - ABA# 031-0000-53, attention: The Rodney Square Strategic Fixed-Income Fund, DDA# 86-0172-6591, further credit - your account number, the name of the selected

Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to PFPC at the address stated above under "By Mail."

   INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Short/Intermediate Bond and Intermediate Bond Portfolios only may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing the IRA, call PFPC at (800) 336-9970. PNC Bank, N.A. ("PNC") makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, PNC receives an annual fee of $10.00 per account, which fee is paid directly to PNC by the IRA shareholder. If the fee is not paid by the date due, Portfolio shares owned by the IRA will be redeemed automatically for purposes of making the payment.

   AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Portfolio shares through an Automatic Investment Plan. Under the Plan, PFPC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4 p.m., Eastern time) on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call PFPC at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

   ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to the minimum initial investment requirement. The Fund and RSD each reserves the right to reject any purchase order and may suspend the offering of shares of the Portfolios for a period of time.

   Purchase orders received by PFPC and accepted by RSD before the close of regular trading on the Exchange on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of regular trading on the Exchange. (See "How Net Asset Value is Determined.") Purchase orders received by PFPC and accepted by RSD after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day of the Fund. A "Business Day of the Fund" is any day on which the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of the Fund:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

   It is the responsibility of WTC or the Service Organization involved to transmit orders for the purchase of shares by its customers to PFPC and to deliver required funds on a timely basis, in accordance with the procedures stated above.

SHAREHOLDER ACCOUNTS

   PFPC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of each Portfolio rounded to the nearest 1/1000th of a share.

   In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account by Portfolio.

   Due to the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders will be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more before the account is closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

REDEMPTION OF SHARES

   Shareholders may redeem their shares by mail or by telephone as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the Fund's name, the Portfolio's name and your account number.

   BY MAIL: Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an institution acceptable to PFPC, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, that is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The written instructions should be mailed to: The Rodney Square Strategic Fixed-Income Fund, c/o PFPC, P.O. Box 8951, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Strategic Fixed-Income Fund, c/o PFPC, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. The redemption order should indicate the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and the name of the person in whose name the account is registered. A signature and a signature guarantee are required for each person in whose name the account is registered.

   BY TELEPHONE: Shareholders who prefer to redeem their shares by telephone may elect to apply in writing for telephone redemption privileges by completing an Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder. When redeeming by telephone, you must indicate your name, the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and certain other information necessary to identify you as the shareholder. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and, if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach PFPC by telephone, you may make a redemption request by mail.

   ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of the Fund. Redemptions are effected at the net asset value next calculated after PFPC has received your redemption request. (See "How Net Asset Value Is Determined.") The Fund imposes no fee when shares are redeemed. WTC or the Service Organization is responsible for transmitting redemption orders and crediting their customer accounts with redemption proceeds on a timely basis.

   Redemption checks are normally mailed or wired on the next Business Day of the Fund after receipt and acceptance by PFPC of redemption instructions (if received by PFPC before the close of regular trading on the Exchange) but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

   Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for a minimum of

60 days. In order to authorize the Fund to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to
change  the  account  designated  to  receive  redemption   proceeds  should  be
accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

   For more information on redemptions, contact PFPC or, if your shares are held in an account with WTC or a Service Organization, contact WTC or the Service Organization.

   SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares of a Portfolio with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box of the Application at the end of this Prospectus or call PFPC at (800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Portfolio shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at their net asset value at the close of regular trading on the Exchange on or about the 25th day of the month. If you expect to purchase additional Portfolio shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

EXCHANGE OF SHARES

   EXCHANGES AMONG THE RODNEY SQUARE FUNDS. You may exchange all or a portion of your shares in a Portfolio for shares of another Portfolio or for shares of the other funds in the Rodney Square complex that currently offer their shares to investors. These other Rodney Square Funds are:

   THE RODNEY SQUARE FUND, each portfolio of which seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. Its portfolios are:

      U.S. GOVERNMENT PORTFOLIO, which invests in U.S. Government obligations and repurchase agreements involving such obligations.

      MONEY MARKET PORTFOLIO, which invests in obligations of major banks, prime commercial paper and corporate obligations, U.S. Government obligations, high quality municipal securities and repurchase agreements involving U.S. Government obligations.

   THE RODNEY SQUARE TAX-EXEMPT FUND, which seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high quality, short-term municipal obligations, selected on the basis of liquidity and stability of principal.

   THE RODNEY SQUARE STRATEGIC EQUITY FUND, each portfolio of which seeks superior long-term capital appreciation by investing in equity securities. Its portfolios are:

      LARGE CAP GROWTH EQUITY PORTFOLIO, which invests in equity securities of large cap U.S. companies that are judged to possess strong growth characteristics.

      LARGE CAP VALUE EQUITY PORTFOLIO, which invests in equity securities of large cap U.S. companies that are judged to be undervalued in the marketplace relative to underlying profitability.

      SMALL CAP EQUITY PORTFOLIO, which invests in equity securities of small cap U.S. companies that are judged to possess strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability.

      INTERNATIONAL EQUITY PORTFOLIO, which invests in equity securities of foreign issuers.

   A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by PFPC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter. The net asset values per share of The Rodney Square Tax-Exempt Fund and the two portfolios of The Rodney Square Fund are determined at 12:00 noon, Eastern time, on each Business Day of the Fund. The net asset values per share of the Portfolios and the Rodney Square Strategic Equity Fund portfolios are determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day.

   Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $500.

   To obtain prospectuses of the other Rodney Square Funds, contact RSD. To obtain more information about exchanges, or to place exchange orders, contact PFPC or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Fund reserves the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification when required by SEC rules. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square Fund shares to be acquired through such exchange may be legally made.

HOW NET ASSET VALUE IS DETERMINED

   PFPC determines the net asset value per share of each Portfolio as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day of the Fund. The net asset value per share of each Portfolio is calculated by dividing the total current market value of all of a Portfolio's assets, less all its liabilities, by the total number of the Portfolio's shares outstanding.

   The Portfolios value their assets based on their current market prices when market quotations are readily available. These prices may be supplied by a pricing service. Current market prices are generally not readily available for municipal securities; current market prices may also be unavailable for other types of fixed income securities held by the Portfolios. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. The value of fixed income securities maturing within 60 days of the valuation date may be determined by valuing those securities at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Fund's Board of Trustees.

   The assets held by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

   DIVIDENDS AND OTHER DISTRIBUTIONS. The net investment income earned by each Portfolio is declared as a dividend daily and paid to its shareholders ordinarily on the first Business Day of the Fund of the following month, but in no event later than seven days after the end of the month in which the dividends are declared. Net investment income of a Portfolio is determined immediately prior to the determination of its net asset value per share on each Business Day of the Fund (see "How Net Asset Value Is Determined ") and consists of interest accrued and original issue discount (and, in the case of the Municipal Bond Portfolio, if it so elects, market discount on tax-exempt securities) earned on its investments less amortization of any premium and accrued expenses. Each Portfolio makes annual distributions of realized net short-term capital gain and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, and the Short/Intermediate Bond and the Intermediate Bond Portfolios annually distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by the Portfolios.

   Dividends and other distributions payable by a Portfolio are automatically reinvested in additional shares of the Portfolio on the payment date at their current net asset value, unless the shareholder elects to receive distributions, in cash, in the form of a check, by checking the appropriate boxes on the Application accompanying this Prospectus. Each dividend and other distribution is payable to shareholders of a Portfolio who redeem, but not to shareholders who purchase, shares of the Portfolio on the ex-distribution date.

   FEDERAL INCOME TAX. The Intermediate Bond Portfolio intends to qualify, and each other Portfolio intends to continue to qualify, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on the portion of its investment company taxable income (generally consisting of taxable net investment income, net short-term capital gain and, in the case of the Short/Intermediate Bond and Intermediate Bond Portfolios, net realized gains from certain foreign currency transactions, if any) and net capital gain that it distributes to its shareholders. While each Portfolio may invest in securities the interest on which is subject to federal income tax and securities the interest on which is exempt from that tax, under normal conditions the Short/Intermediate Bond and Intermediate Bond Portfolios invest primarily in taxable securities and the Municipal Bond Portfolio invests primarily in tax-exempt securities.

   Distributions by the Municipal Bond Portfolio of the excess of interest income on tax-exempt securities over certain amounts disallowed as deductions, as designated by the Portfolio ("exempt-interest dividends"), may be treated by its shareholders as interest excludable from gross income. However, exempt-interest dividends are included in a shareholder's "modified adjusted gross income" for purposes of determining whether any portion of the shareholder's Social Security or railroad retirement benefits are subject to federal income tax. A portion of the exempt-interest dividends paid by the Portfolio may be a Tax Preference Item.

   Dividends from each Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Distributions of a Portfolio's net capital gain (whether paid in cash or reinvested in additional shares), when designated as such, are taxable to its shareholders as long-term capital gain, regardless of the length of time they have held their shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax - generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Each Portfolio may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the its holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly. Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, they will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

   Shortly after the end of each calendar year, each Portfolio notifies its shareholders of the amounts and federal tax status of dividends and capital gain distributions paid (or deemed paid) by the Portfolio during that year. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above.

   Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Bond Portfolio shares will not be deductible to the extent that Portfolio's distributions consist of exempt-interest dividends.

   Each Portfolio is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Portfolio with a certified taxpayer identification number. Each Portfolio also is required to withhold 31% of all taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding. In connection with this withholding requirement, unless an investor has indicated that he or she is subject to backup withholding, the investor must certify on the Application that the Social Security or other taxpayer identification number provided thereon is correct and that the investor is not otherwise subject to backup withholding.

   A redemption of Portfolio shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Similar tax consequences generally will result from an exchange of shares of one Portfolio for shares of another Portfolio or another fund in the Rodney Square complex. (See "Exchange of Shares."). In addition, if Portfolio shares are purchased within 30 days of redeeming other shares of that Portfolio at a loss, that loss will not be deductible to the extent of the amount reinvested, and an adjustment in that amount will be made to the shareholder's basis for the newly purchased shares. If a shareholder redeems shares of the Municipal Bond Portfolio that were held for six months or less, the deductible loss will be reduced by the amount of exempt-interest dividends received by the shareholder with respect to those shares, and the remaining loss (and the entire loss in the case of a redemption of shares of another Portfolio as a loss after being held for that period) will be treated as a long-term, rather than a short-term, capital loss to the extent of capital gain distributions received on those shares.

   STATE AND LOCAL INCOME TAXES. The exemption of certain interest income for federal income tax purposes does not necessarily mean that such income is exempt under the income or other tax laws of any state or local jurisdiction. Shareholders may be exempt from state and local income taxes on distributions of interest income derived from obligations of the state and/or municipalities of the state in which they reside, but generally are taxed on income derived from obligations of other jurisdictions. Shortly after the end of each calendar year, the Municipal Bond Portfolio notifies its shareholders of the portion of their tax-exempt income attributable to each state for that year.

   The foregoing is only a summary of some of the important income tax considerations generally affecting the Portfolios and their shareholders; a further discussion appears in the Statement of Additional Information. In addition to these considerations, which are applicable to any investment in the Portfolios, there may be other federal, state or local tax considerations applicable to a particular investor. Any shareholders who are non-resident alien individuals, or foreign corporations, partnerships, trusts, or estates may be subject to different federal income tax treatment. Prospective investors are therefore urged to consult their tax advisers with respect to the effects of an investment on their own tax situations.

PERFORMANCE INFORMATION

   All performance information advertised by each Portfolio is based on historical information, shows the performance of a hypothetical investment and is not intended to indicate and is no guarantee of future performance. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, a Portfolio's yield and net asset value will vary depending upon, among other things, changes in market conditions and the level of the Portfolio's operating expenses. The Fund's annual report to shareholders contains additional performance information. The annual report is available upon request and free of charge.

   TOTAL RETURN. From time to time, quotations of each Portfolio's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years, as of a stated ending date. If the Portfolio has not been in operation for those time periods, the life of the Portfolio will be used where applicable. Standardized Return assumes that all dividends and other distributions were reinvested in additional shares of the Portfolio.

   In addition, each Portfolio may advertise other total return performance data ("Non-Standardized Return"). Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted.

   A Portfolio's Return (Standardized and Non-Standardized) is increased to the extent that WTC or RSMC has waived all or a portion of its fees or reimbursed all or a portion of the Portfolio's expenses. Returns (Standardized and Non-Standardized) are based on historical performance of the Portfolio, show the performance of a hypothetical investment and are not intended to indicate future performance.

   YIELD. From time to time, quotations of each Portfolio's "yield" may be included in advertisements, sales literature or shareholder reports. Quotations of the Municipal Bond Portfolio's "tax-equivalent yield" may also be included in advertisements, sales literature or shareholder reports. These quotations, as calculated in accordance with regulations of the SEC, may differ from a Portfolio's net investment income, as calculated for financial reporting purposes. The yields quoted are historical and not a prediction of future yields.

   The yield of a Portfolio refers to the net investment income generated by the Portfolio over a specified thirty-day (one month) period. This income is then annualized. That is, the amount of income generated by the Portfolio during that thirty-day period is assumed to be generated during each month over a 12-month period and is shown as a percentage. The effective yield is expressed similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

   The  Municipal  Bond  Portfolio's   tax-equivalent  yield  is  calculated  by
determining the yield that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of that Portfolio's yield, assuming certain tax brackets for a Portfolio shareholder. That formula is:

      The Portfolio's Yield
 ------------------------------------  =  The Shareholder's Tax-Equivalent Yield
 100% - The Shareholder's Tax Bracket

   For example, if the shareholder is in the 39.6% tax bracket and can earn a tax-exempt yield of 5.0%, the tax-equivalent yield would be 8.28%:



                    5.0%
          --------------------------    =    8.28%
                 100% - 39.6%

   INTERMEDIATE BOND PORTFOLIO. The Intermediate Bond Portfolio commenced operations on June 29, 1998 following the tax-free transfer of assets by the Bond Fund, a collective investment fund, to the Intermediate Bond Portfolio in exchange for shares of the Intermediate Bond Portfolio. The Intermediate Bond portfolio of investments on June 29, 1998 was the same as the portfolio of the Bond Fund immediately prior to the transfer.

   The Bond Fund was not a registered investment company as it was exempt from registration under the 1940 Act. Because, in a practical sense, the Bond Fund constitutes a "predecessor" of the Intermediate Bond Portfolio, the Intermediate Bond Portfolio calculates its performance by including the Bond Fund's total return adjusted to reflect the annual deduction of fee and expenses applicable to shares of the Intermediate Bond Portfolio as stated in the Expense Table in this Prospectus (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers).

   The Intermediate Bond Portfolio from time to time may advertise certain investment performance figures, as discussed below. These figures are based on historical information and are not intended to indicate, predict or guarantee future performance of the Intermediate Bond Portfolio.


                             PERFORMANCE INFORMATION REGARDING
                        THE BOND FUND, A COLLECTIVE INVESTMENT FUND


                                AVERAGE ANNUAL TOTAL RETURN*


                                                              Inception
      1 year            3 years              5 years            (12/90)
      ------            -------              -------          ---------


      11.64%             8.45%                 6.21%             7.87%

------------------
*Figures were calculated pursuant to a methodology established by the SEC. The total return figures are as of March 31, 1998. The Bond Fund's inception date was December 1990.


   The above-quoted performance data is the performance of the Bond Fund for the period before the Intermediate Bond Portfolio commenced operations, adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Intermediate Bond Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Bond Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. The investment objective, restrictions and strategies of the Intermediate Bond Portfolio are substantially similar to those followed by the Bond Fund since the latter's inception. The minimum credit quality for the Bond Fund was "A" through April 30, 1997; after that date, the minimum credit quality for the Bond Fund was changed to "BBB," the same as that for the Intermediate Bond Portfolio. Notwithstanding such differences, WTC believes that the investment objective, restrictions and strategies of the Intermediate Bond Portfolio are substantially similar to those of the Bond Fund. WTC, the adviser of the Intermediate Bond Portfolio, served as the adviser of the Bond Fund from its inception, and the portfolio manager of the Intermediate Bond Portfolio also managed the Bond Fund from its inception in December 1990 to the transfer of assets to the Intermediate Bond Portfolio.

MANAGEMENT OF THE FUND

   The Fund's Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Portfolios and their shareholders.

   INVESTMENT ADVISER. WTC, a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, is the Investment Adviser of the Portfolios. Under Advisory Agreements with the Fund, WTC, subject to the supervision of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. In addition to serving as Investment Adviser for the Portfolios, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

   Under the Advisory Agreements, each Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.35% of the average daily net assets of the Portfolio. WTC has agreed to waive its fees or reimburse each Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% (0.75% in the case of the Municipal Bond Portfolio) of the Portfolio's average daily net assets through February, 1999.

   Eric K. Cheung,  Vice  President  and Manager of the Fixed Income  Management
Division and Clayton M. Albright, III, Vice President of the Fixed Income Management Division of the Asset Management Department of WTC are primarily responsible for the day-to-day management of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been with WTC since 1976. In 1987, he joined the Fixed income Management Division and since that time has specialized in the management of intermediate and long-term fixed income portfolios.

   Robert F. Collins, CFA, Vice President of Credit Research and Municipal Trading within the Fixed Income Management Division of the Asset Management Department of WTC is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mr. Collins has been a municipal bond portfolio manager and credit analyst for WTC for more than 10 years.

   ADMINISTRATIVE   AND  ACCOUNTING   SERVICES.   Under  an  Administrative  and
Accounting Services Agreement with the Fund, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative services for the Portfolios including preparing shareholder reports, assisting WTC in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Portfolios. PFPC also performs accounting services for the Portfolios including determining the net asset value per share of each Portfolio.

   For the services provided under the Administration and Accounting Services Agreement, the Fund pays PFPC an annual fee equal to the amount derived from the following schedule: 0.10% of each Portfolio's first $1 billion of average daily net assets; 0.075% of each Portfolio's next $500 million of average daily net assets; 0.05% of each Portfolio's next $500 million of average daily net assets; and 0.035% of each Portfolio's average daily net assets in excess in of $2 billion. In addition, any related out-of-pocket expenses incurred by PFPC in the provision of services to a Portfolio are borne by that Portfolio.

   Under a Fund Secretarial Services Agreement with the Fund, RSMC performs certain corporate secretarial services on behalf of the Portfolios including supplying office facilities, non-investment related statistical and research data and executive and administrative services; preparing and distributing all materials necessary for meetings of the Trustees and shareholders of the Fund; and preparing and arranging for filing, printing and distribution proxy materials and post-effective amendments to the Fund's registration statement. WTC pays RSMC for the provision of these services out of its advisory fee.

   TRANSFER AGENT AND DIVIDEND PAYING AGENT. PFPC also serves as Transfer Agent and Dividend Paying Agent to the Portfolios. For these services, the Fund pays PFPC a minimum annual base fee of $18,000 for each portfolio, as well as account fees, transaction charges, and out of pocket expenses.

   CUSTODIAN AND SUB-CUSTODIAN. WTC serves as Custodian, and PNC serves as Sub-Custodian, of the Portfolios' assets. For its custody services, the Fund pays WTC an annual fee equal to the amount derived from the following schedule:
0.015% of the first $2 billion of the Fund's average daily net assets; 0.0125% of the next $1 billion of the Fund's average daily net assets; and 0.010% of the Fund's average daily net assets in excess of $3 billion, plus $7.50 per purchase, sale or maturity of each portfolio security. WTC (not the Fund) pays PNC for sub-custodial services. Any related out-of-pocket expenses incurred in the provision of custodial services to a Portfolio are borne by that Portfolio.

   DISTRIBUTION AGREEMENT. Pursuant to a Distribution Agreement with the Fund, RSD manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials for the Portfolios, enters into agreements with financial institutions to sell shares of the Portfolios and, directly or through its affiliates, provides investor support services.

   BANKING LAWS. Banking laws restrict deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Fund, that WTC and its affiliates may perform the services contemplated by their respective Agreements with the Fund without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Board of Trustees would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Portfolio shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DESCRIPTION OF THE FUND

   The Fund is a diversified, open-end, management investment company established on May 7, 1986 as a Massachusetts business trust under Massachusetts law by a Declaration of Trust. Prior to June __, 1998, the name of the Short/Intermediate Bond Portfolio was the Rodney Square Diversified Income Portfolio and the name of the Municipal Bond Portfolio was the Rodney Square Municipal Income Portfolio.

   The Fund's capital consists of an unlimited number of shares of beneficial interest. The Trustees are empowered by the Declaration of Trust and the Bylaws to establish additional series and classes of shares. Shares of the Portfolios entitle their holders to one vote per share and fractional votes for fractional shares held. Separate votes are taken by each Portfolio on matters affecting that Portfolio. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable.

   As of June 22, 1998, WTC owned of record approximately 79.85% of the shares of the Short/Intermediate Bond Portfolio, of which it owned beneficially with power to vote, on behalf of its customer accounts, approximately 60.75% of the shares of that Portfolio, and approximately 56.37% of the shares of the Municipal Bond Portfolio, of which it owned beneficially with power to vote, on behalf of its customer accounts, approximately 51.04% of the shares of that Portfolio. Accordingly, WTC may be deemed to be a controlling person of those Portfolios under the 1940 Act. It is anticipated that immediately after the commencement of operations of the Intermediate Bond Portfolio, WTC will own by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts approximately 100% of the shares of the Intermediate Bond Portfolio, and may be deemed to be a controlling person of that Portfolio under the 1940 Act.

   The Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of the Fund may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.

APPENDIX

The following paragraphs contain a brief description of the securities in which the Portfolios may invest and the strategies in which they may engage consistent with their investment objectives and policies.

SECURITIES THAT MAY BE PURCHASED BY THE PORTFOLIOS

   ASSET-BACKED SECURITIES. The Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

   Asset-backed securities typically are supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

   Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest on fixed income obligations is particularly sensitive to prepayments.

   The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

   BANK OBLIGATIONS. The Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of U.S. banks and their branches located outside of the United States, of U.S. branches of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States, provided that the bank has assets of at least $5 billion at the date of investment.

   Obligations of foreign branches of U.S. banks and U.S. branches or wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing discussed below in connection with the Short/Intermediate Bond Portfolio's and Intermediate Bond Portfolio's investments in foreign debt obligations.

   CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. Each Portfolio may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.

   FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities purchased by the Portfolios may have various buy-back features that permit the Portfolios to recover principal upon tendering the securities to the issuer or a third party. For example, a Portfolio may enter into a stand-by commitment permitting the Portfolio to resell fixed income securities back to the original seller at a specified price. The Portfolios may also purchase long-term fixed rate bonds that may be tendered at specified intervals to a bank or other financial institution for their face value. Demand instruments permit the Portfolios to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. These buy-back features are often supported by letters of credit or other guarantees obtained by the issuers or financial intermediaries. However, without credit enhancements, if there is a default or significant downgrading of a bond or, in the case of a municipal bond, a loss of its tax-exempt status, the buy-back feature may terminate automatically and the risk to the Portfolio holding the bond will be that of holding a long-term security.

   ILLIQUID SECURITIES. Certain of the Portfolios' assets may be considered illiquid, including restricted securities that can only be resold in a registered public offering, over-the-counter options and repurchase agreements or time deposits maturing in more than 7 days. No more than 15% of a Portfolio's net assets may be invested in these and other illiquid securities.

   MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property. There are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (2) those issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government; and (3) those issued by private issuers and collateralized by mortgage loans or other mortgage-backed securities without a government guarantee but usually with some form of private credit enhancement. The value of all mortgage-backed securities will vary with the creditworthiness of the issuer, the level and type of collateralization and interest rates. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental regulation or tax policies.

   The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time. The rates of such prepayments can be expected to accelerate as interest rates decline. To the extent the Portfolios purchase these securities at a premium or discount, prepayment rates will affect yield to maturity. Prepayments also can result in losses on securities purchased at a premium to the extent of the premium. In addition, prepayments usually can be expected to be reinvested at lower interest rates than the original investment. Derivative mortgage-backed securities, such as stripped mortgage-backed securities or residual interests, generally are more sensitive to changes in interest rates, and the market for such securities is less liquid than the market for traditional debt securities and mortgage-backed securities. Interest only and principal only mortgage-backed securities backed by fixed rate mortgages and issued by an agency or instrumentality of the U.S. Government may be determined to be liquid by WTC pursuant to guidelines approved by the Fund's Board of Trustees.

   MUNICIPAL SECURITIES. The municipal securities in which the Portfolios may invest include general obligation, revenue or special obligation bonds, industrial development bonds ("IDBs") and private activity bonds ("PABs"). General obligation bonds are secured by an issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facility or project or, in some cases, from the proceeds of a special excise or other tax. Similarly, resource recovery bonds are issued to build facilities such as solid waste incinerators or waste-to-energy; the revenue stream from those bonds is secured by fees or rents paid by municipalities for use of the facilities and depend upon whether the municipalities appropriate funds for these usage fees. The term "municipal securities" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations.

   IDBs and PABs finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term "municipal securities" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The interest on these bonds issued after August 15, 1986, generally is a Tax Preference Item.

   PARTICIPATION INTERESTS. The Portfolios may purchase participation interests in fixed income securities that have been issued by banks or other financial institutions. Participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

   More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Nevertheless, participation interests may be backed by credit enhancements such as letters of credit, insurance policies, surety bonds or liquidity facilities to provide full or partial coverage for certain defaults and losses relating to the underlying securities or to provide liquidity support for participation interests that give holders the right to demand payment of principal upon a specified from a bank or recognized securities dealer number of days' notice.

   REPURCHASE AGREEMENTS. The Portfolios may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. While it does not currently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Portfolios to limit repurchase transactions to those banks and primary dealers whose creditworthiness has been reviewed and found satisfactory by WTC.

   U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may purchase obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government obligations"), including direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government or independent federal organizations supervised by Congress. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from obligations supported by the full faith and credit of the United States (for example, U.S. Treasury securities or GNMA securities) to obligations that are supported solely or primarily by the creditworthiness of the issuer (for example, securities issued by FNMA, FHLMC and the Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

   VARIABLE AND FLOATING RATE SECURITIES. The Portfolios' investments may include fixed, variable or floating rate securities. Variable or floating rate securities bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. Under certain conditions, these securities may be considered to have remaining maturities equal to the time remaining until the next interest rate adjustment date or the date on which principal can be recovered on demand.

   The variable rate securities in which the Portfolios invest may pay interest at rates that vary inversely to changes in market interest rates. These securities, referred to as "inverse floating obligations" or "residual interest bonds" provide opportunities for higher yields but are subject to greater fluctuations in market value.

   WHEN-ISSUED   SECURITIES.   Each  Portfolio  may  purchase  securities  on  a
"when-issued" basis for delivery to the Portfolio later than the normal settlement date for such securities, at a stated price and yield. The Portfolio generally does not pay for such securities or start earning interest on them until they are received. However, when a Portfolio purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or a missed opportunity to make an alternative investment.

   ZERO COUPON SECURITIES. The Portfolios may invest in zero coupon securities of governmental or private issuers. Such securities generally pay no interest to their holders prior to maturity. Accordingly, such securities are usually issued and traded at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than are debt obligations of comparable maturities and credit quality that make current distributions of interest in cash.

SECURITIES THAT MAY BE PURCHASED BY THE SHORT/INTERMEDIATE BOND AND INTERMEDIATE BOND PORTFOLIOS

   CONVERTIBLE SECURITIES. The Short/Intermediate Bond and Intermediate Bond Portfolios may invest in convertible bonds or notes or preferred stock that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The issuer may have the right to call the securities before the conversion feature is exercised.

   FOREIGN DEBT OBLIGATIONS. The Short/Intermediate Bond and Intermediate Bond Portfolios may invest in obligations of foreign issuers, including foreign governments, payable in U.S. dollars and issued in the United States (Yankee bonds). The Portfolio may invest up to 10% of its total assets, at the time of purchase, in obligations of foreign and U.S. issuers payable in U.S. dollars and issued outside the United States (Eurobonds) and other non-U.S. dollar-denominated fixed income securities of foreign issuers, including those issued by foreign governments. The Portfolio's investments in foreign fixed income securities may involve risks in addition to those normally associated with investments in domestic securities, including the possible imposition of exchange control regulations or currency restrictions, which would prevent cash being brought back to the United States; less publicly available information with respect to issuers of securities; less extensive regulation of foreign brokers, the securities markets and issuers of securities; lack of uniform accounting standards; a generally lower degree of liquidity than that available in the U.S. markets; and the possible imposition of foreign taxes, including taxes that may be confiscatory. Other risks of foreign investment include non-negotiable brokerage commissions, lower trading volume and greater volatility, possible delays in settlement, the difficulty of enforcing obligations in foreign countries, and possible political or social instability in foreign countries. Further, to the extent that the Short/Intermediate Bond or the Intermediate Bond Portfolios invest in securities denominated in foreign currencies, the Portfolios will be subject to fluctuations in foreign currency exchange rates and costs incurred in conversions between currencies.

   OBLIGATIONS ISSUED BY SUPRANATIONAL AGENCIES. The Short/Intermediate Bond and Intermediate Bond Portfolios may invest in the obligations of supranational agencies, such as the International Bank for Reconstruction and Development (the World Bank). Such obligations may be denominated in U.S. dollars or other currencies. Supranational agencies rely on funds from participating countries, often including the United States, from which they must request funds. Such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks discussed above with respect to foreign debt obligations.

   PREFERRED STOCKS. The Short/Intermediate Bond and Intermediate Bond Portfolios may invest in dividend-paying preferred stocks of U.S. and foreign issuers that, in the judgment of WTC, have substantial potential for income production. Such equity securities involve greater risk of loss of income than debt securities because the issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities and are more subject to changes in economic and industry conditions and to changes in the financial condition of the issuers.

   REVERSE REPURCHASE AGREEMENTS. The Short/Intermediate Bond and Intermediate Bond Portfolios may enter into reverse repurchase agreements to sell portfolio securities to securities dealers or banks subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. The value of the securities subject to a reverse repurchase agreement may decline below the repurchase price. The Portfolio may also encounter delays in recovering the securities and even loss of rights in the securities should the opposite party fail financially. Reverse repurchase agreements, together with other borrowing by the Portfolio, are limited to one-third of the Portfolio's assets. The Portfolio will maintain with its custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under reverse repurchase agreements that are outstanding.

INVESTMENT STRATEGIES THAT MAY BE USED BY THE PORTFOLIOS

   HEDGING STRATEGIES. The Portfolios may engage in options and futures strategies to hedge various market risks (such as interest rates and broad or specific market movements) or to enhance potential gain. The Portfolios may also purchase or sell forward currency contracts in an attempt to manage the Portfolio's foreign currency exposure. The Portfolios may enter into forward currency contracts to set the rate at which currency exchanges will be made for specific contemplated transactions. The Portfolios may also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. Use of options, futures and forward currency contracts by the Portfolios is limited by market conditions, regulatory limitations and other tax considerations.

   LENDING OF PORTFOLIO SECURITIES. The Portfolios may lend securities to increase investment income through interest on the loan. All loan agreements will require that the loans be fully collateralized by cash, U.S. Government obligations or any combination of cash and such securities, marked to market value daily. The Portfolios continue to receive interest on the securities lent or an equivalent fee from the borrower, while simultaneously earning income on the investment of the collateral. The Portfolios retain authority to terminate a loan at any time and retain voting, subscription, dividend and other rights when it is in the Portfolios' best interests to do so. If the borrower of the securities fails financially, there may be a delay in receiving additional collateral, a delay in recovering the securities or even loss of the collateral. However, loans are only made to borrowers that are deemed by WTC to be of good standing and when, in the judgment of WTC, the income that can be earned justifies the attendant risks. The aggregate value of outstanding securities loans in the Portfolios' holdings may not exceed one-third of their total assets.

   SHORT SALES AGAINST THE BOX. The Portfolios may engage in short sales against the box as a hedge when WTC believes that the price of a security held by the Portfolios may decline. In an ordinary or uncovered short sale, the seller does not own the securities sold and must subsequently purchase an equivalent amount of securities in the market to complete or cover the transaction. In a short sale against the box, however, the seller already owns securities equivalent to the securities sold short, and it is these securities that are held by the broker ("against the box") to cover the transaction. The broker borrows the securities that are actually sold from a third party. Because the seller already owns the securities sold and does not need to purchase equivalent securities in the market, the sale entails no possibility of market gain or risk of market loss other than the gain or loss that would be realized by an ordinary sale of the securities.

[LOGO]
      the RODNEY SQUARE
          STRATEGIC FIXED-INCOME FUND

APPLICATION & NEW ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
INSTRUCTIONS:                              RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTION            THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
OR FOR ASSISTANCE IN              C/O PFPC
COMPLETING THIS FORM              P.O. BOX 8951
CALL (800) 336-9970               WILMINGTON, DE  19899-9752
--------------------------------------------------------------------------------
PORTFOLIO SELECTION ($1,000 MINIMUM)

      /_/  SHORT/INTERMEDIATE BOND PORTFOLIO       $_______________
      /_/  INTERMEDIATE BOND PORTFOLIO             $_______________
      /_/   MUNICIPAL BOND PORTFOLIO               $_______________
      TOTAL AMOUNT TO BE INVESTED                  $_______________
_____ By check. (Make payable to the applicable Portfolio.)
_____ By wire. Call 1-800-336-9970 for Instructions.

ACCOUNT REGISTRATION-JOINT TENANTS USE LINES 1 AND 2; CUSTODIAN FOR A MINOR, USE LINES 1 AND 3; CORPORATION, TRUST OR OTHER ORGANIZATION OR ANY FIDUCIARY CAPACITY, USE LINE 4.

1.  Individual
              ------------   -------     --------------    ---------------------
               First Name      MI         Last Name        Customer Tax ID No.*

2.  Joint Tenancy**
              ------------   -------     --------------    ---------------------
               First Name      MI         Last Name        Customer Tax ID No.*


                                                                                   Uniform
3.  Gifts to Minors+                                                             Gift/Transfers
                    ------------------ under the --------------------  -----     to Minors Act
                        Minor's Name             Customer Tax ID No.*  State

4.  Other Registration
                      ------------------------------     -----------------------
                                                          Customer Tax Id. No.*

5.  If Trust, Date of Trust Instrument:
                                        ---------------------------------------

6.  ----------------------------------------
            Your Occupation

7.  ----------------------------------       --------------------------------
             Employer's Name                     Employer's Address

* Customer Tax Identification No.: (a) for an individual, joint tenants, or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
   (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or organization that will report income and/or gains.
** "Joint Tenants with Rights of Survivorship" unless otherwise specified.
+  Regulated by the state's Uniform Gift/Transfers to Minors Act.

--------------------------------------------------------------------------------
ADDRESS OF RECORD



--------------------------------------------------------------------------------
            Street


--------------------------------------------------------------------------------
            City                         State                      Zip Code

DISTRIBUTION OPTIONS-IF THESE BOXES ARE NOT CHECKED ALL DISTRIBUTIONS WILL BE INVESTED IN ADDITIONAL SHARES.


                                         Income        Other
                                        Dividends      Distributions
SHORT/INTERMEDIATE BOND
PORTFOLIO                                  /_/            /_/
INTERMEDIATE BOND PORTFOLIO                /_/            /_/
MUNICIPAL BOND PORTFOLIO                   /_/            /_/

--------------------------------------------------------------------------------
Check any of the following if you would like additional information about a particular plan or services sent to you.

/_/   AUTOMATIC INVESTMENT PLAN  /_/   SYSTEMATIC WITHDRAWAL PLAN

--------------------------------------------------------------------------------


CERTIFICATIONS AND SIGNATURE(S) - PLEASE SIGN EXACTLY AS REGISTERED UNDER "ACCOUNT REGISTRATION."

   I have received and read the Prospectus for The Rodney Square Strategic Fixed-Income Fund and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company or any other bank, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. I further understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in The Rodney Square Strategic Fixed-Income Fund have been duly adopted.

   I certify under penalties of perjury that the Social Security number or taxpayer identification number shown above is correct. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding. The certifications in this paragraph are required from all nonexempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.


/_/   Check here if you are subject to backup withholding.

Signature                                                   Date
          ------------------------------------------------       ---------------
Signature                                                   Date
          ------------------------------------------------       ---------------

Check one: /_/ Owner          /_/ Trustee      /_/ Custodian   /_/ Other

--------------------------------------------------------------------------------

IDENTIFICATION OF SERVICE ORGANIZATION

We authorize PFPC and Rodney Square Distributors, Inc. ("RSD") in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.

Service Organization Name and Code                         /_//_//_//_//_/

Branch Address and Code                                    /_//_//_/

Representative or Other Employee Code                      /_//_//_//_/

Authorized Signature of
   Service Organization                                  Telephone (  )
                        ---------------------------------           ------------

[LOGO]

     the RODNEY SQUARE
         STRATEGIC FIXED-INCOME FUND

APPLICATION FOR TELEPHONE REDEMPTION OPTION
--------------------------------------------------------------------------------

Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your Rodney Square Strategic Fixed-Income Fund account(s).
--------------------------------------------------------------------------------
ACCOUNT INFORMATION
      Portfolio Name(s):

      Fund Account Number(s):
                            ----------------------------------------------------
                           (Please provide if you are a current account holder:) REGISTERED IN THE NAME(S) OF:
                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

   REGISTERED ADDRESS:
                                ------------------------------------------------

NOTE: If this form is not submitted together with the application, a corporate resolution must be included for accounts registered to other than an individual, a fiduciary or partnership.

--------------------------------------------------------------------------------
REDEMPTION INSTRUCTIONS


      /_/   Add               /_/ Change

CHECK ONE OR MORE.


      /_/   Mail proceeds to my fund account  address of record (must be $10,000 or less and address must be established for a minimum of 60 days)
      /_/   Mail proceeds to my bank
      /_/   Wire proceeds to my bank (minimum $1,000)
      /_/   All of the above

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures
--------------------------------------------------------------------------------

BANK INFORMATION -- PLEASE COMPLETE THE FOLLOWING INFORMATION ONLY IF PROCEEDS MAILED/WIRED TO YOUR BANK WAS SELECTED. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.

   Name of Bank
                          ------------------------------------------------------
   Bank Routing Transit #
                          ------------------------------------------------------
   Bank Address
                          ------------------------------------------------------
   City/State/Zip
                          ------------------------------------------------------
   Bank Account Number
                          ------------------------------------------------------
   Name(s) on Bank Account
                          ------------------------------------------------------

--------------------------------------------------------------------------------

AUTHORIZATIONS
  By electing the telephone redemption option, I appoint PFPC my agent to redeem shares of any designated Rodney Square Fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. By granting this power, I understand that PFPC may be contacted, on my apparent behalf, by impostors. In view of this risk, I further understand and agree that PFPC plans to follow reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall include sending proceeds of telephone redemption requests only to my account address of record, or to the bank listed above. Proceeds in excess of $10,000 will be sent only to my predesignated bank. By signing below, I agree on behalf of myself, my successors and assigns not to hold PFPC, any of its affiliates, or any Rodney Square Fund responsible for acting under the powers I have given PFPC, provided the aforementioned precautionary procedures are duly followed. I also agree that all account and registration information I have given will remain the same unless I instruct PFPC otherwise in writing, accompanied by a signature guarantee. If I want to terminate this agreement, I will give PFPC at least ten days notice in writing. If PFPC or the Rodney Square Funds want to terminate this agreement, they will give me at least ten days notice in writing.

  ALL OWNERS ON THE ACCOUNT MUST SIGN BELOW AND OBTAIN SIGNATURE GUARANTEE(S).



    ----------------------------------        ----------------------------------
    Signature of Individual Owner              Signature of Joint Owner (if any)


  -----------------------------------------------------------------------------
  Signature of Corporate Officer, Trustee or other -- please include your title

You must have a signature(s) guaranteed by an eligible institution acceptable to PFPC, such as a bank, broker/dealer, clearing agency or savings association that is a participant in a medallion program recognized by the Securities Transfer Association. A Notary Public is not an acceptable guarantor. For more information on signature guarantees, see "Redemption of Shares" in the Prospectus.

                         SIGNATURE GUARANTEE(S) (stamp)

                      (This Page Intentionally Left Blank)

                                    TRUSTEES

                                  Eric Brucker
                                 Fred L. Buckner
                               Robert J. Christian
                                John J. Quindlen
                                  Nina M. Webb

                                ----------------

                                    OFFICERS
                         Robert J. Christian, President
                          Nina M. Webb, Vice President
                   John J. Kelley, Vice President & Treasurer
                         Carl M. Rizzo, Esq., Secretary
                     Mary Jane Maloney, Assistant Secretary
                     John C. McDonnell, Assistant Treasurer

                                ----------------

                               INVESTMENT ADVISER
                            Wilmington Trust Company
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001

                                ----------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                ----------------

                                   DISTRIBUTOR
                        Rodney Square Distributors, Inc.
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001

                                ----------------

                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND


                               Rodney Square North
                            1100 North Market Street
                         Wilmington, Delaware 19890-0001


            The Rodney Square Strategic Fixed-Income Fund (the "Fund") is an open-end investment company consisting of three portfolios (the "Portfolios"): the Short/Intermediate Bond Portfolio, the Intermediate Bond Portfolio and the Municipal Bond Portfolio. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio each seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed income securities. The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax consistent with the preservation of capital.









--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION


                                  June 29, 1998


--------------------------------------------------------------------------------


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated June 29, 1998, as amended from time to time. A copy of the current Prospectus may be obtained, without charge, by writing to Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with RSD or by calling (800) 336-9970.

                                TABLE OF CONTENTS
SECTION                                                             PAGE


INVESTMENT POLICIES....................................................1


SPECIAL CONSIDERATIONS................................................10


INVESTMENT LIMITATIONS................................................11


TRUSTEES AND OFFICERS.................................................13


WILMINGTON TRUST COMPANY..............................................15


INVESTMENT ADVISORY SERVICES..........................................15


ADMINISTRATION AND ACCOUNTING SERVICES................................16


DISTRIBUTION AGREEMENT................................................17


REDEMPTIONS...........................................................17


PORTFOLIO TRANSACTIONS................................................18


NET ASSET VALUE AND DIVIDENDS.........................................19


PERFORMANCE INFORMATION...............................................20


TAXES.................................................................27


DESCRIPTION OF THE FUND...............................................31


OTHER INFORMATION.....................................................32


FINANCIAL STATEMENTS..................................................32


APPENDIX A...........................................................A-1


APPENDIX B...........................................................B-1

                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND


                               INVESTMENT POLICIES


      The following information supplements the information concerning the Portfolios' investment objectives, policies and limitations found in the Prospectus.



GENERAL


      Wilmington Trust Company ("WTC"), the Portfolios' Investment Adviser, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Portfolios' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if unrated, are determined by WTC to be of comparable quality. Ratings, however, are not guarantees of quality or of stable credit quality. WTC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, WTC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

      The effect of interest rate fluctuations in the market on the principal value of the Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Intermediate Bond Portfolio to a range of 5 to 7 years, and in the case of the Municipal Bond Portfolio to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Intermediate Bond Portfolio, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years.

      WTC's goal in managing the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Portfolios are intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

      Given the short-to-intermediate average duration of the holdings of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond funds and a higher yield than fixed-price money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer term bond funds. Given the quality of the Portfolios' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities.

      WTC's goal in managing the Municipal Bond Portfolio is to achieve high interest income that is exempt from federal income tax and to preserve capital by analyzing the market complexities and individual security attributes that affect the returns of municipal securities and other types of fixed income securities. The Portfolio is intended to appeal to investors who want high current tax-free income with moderate price fluctuations.

      Given the intermediate average duration of the Municipal Bond Portfolio's holdings and the current interest rate environment, the Portfolio should experience smaller price fluctuations than those experienced by longer term municipal funds and a higher yield than fixed-price tax-exempt money market funds. Of course, the Portfolio will likely experience larger price fluctuations than money market funds and a lower yield than longer term municipal funds. Given the quality of its holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolio should also experience lesser price fluctuations (as well as lower yields) than those experienced by funds that invest in lower quality tax-exempt securities. In addition, although the Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.


INVESTMENTS AND STRATEGIES -- ALL PORTFOLIOS

      FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Portfolios to recover principal upon tendering the securities to the issuer or a third party. These buy-back features are often supported by letters of credit issued by domestic or foreign banks. In evaluating a foreign bank's credit, WTC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

      Buy-back features include standby commitments, put bonds and demand features.

            STANDBY COMMITMENTS. The Portfolios may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

            Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

            PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

            In selecting put bonds for the Portfolios, WTC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.


            DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.


      GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features which permit redemption by the issuer at a discount from par value.

      Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.


      ILLIQUID SECURITIES. A Portfolio may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in illiquid securities. For purposes of this limitation, repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale ("restricted securities") or the absence of a readily available market are considered illiquid. All or a portion of the value of the instrument underlying an over-the-counter option may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Portfolio may have to close out the option before expiration.

      Restricted securities may be sold only in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 ("1933 Act") or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse before the Portfolio may sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it initially decided to sell the security.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the SEC adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities, and a Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

      The Board of Trustees has the ultimate responsibility for determining whether 144A securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to WTC pursuant to guidelines approved by the Board. WTC monitors the liquidity of 144A securities in each Portfolio's portfolio and reports periodically on such decisions to the Trustees. WTC takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that made quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of the transfer).

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

      Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

      The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

      In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

      Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a PRO RATA basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

      CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -- "principal only" or "PO." The yield to maturity of IO and PO classes are extremely sensitive to prepayments on the underlying mortgage assets.


      MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities.

            GENERAL OBLIGATION SECURITIES. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems. These obligations are secured by the municipality's pledge of principal and interest and are payable from the municipality's general unrestricted revenues.

            REVENUE OR SPECIAL OBLIGATION SECURITIES. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. These obligations are secured by revenues from a specific facility or group of facilities or, in some cases, from a specific revenue source such as an excise tax. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

            MUNICIPAL LEASE OBLIGATIONS. These revenue or special obligation securities may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

            Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

            RESOURCE  RECOVERY  BONDS.  A number of factors may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.


            PRIVATE ACTIVITY SECURITIES. Private activity securities may be issued by municipalities to finance privately owned or operated educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

      Short-term municipal securities include the following:

            TAX ANTICIPATION NOTES ("TANS") AND REVENUE ANTICIPATION NOTES ("RANS"). These notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues, respectively, expected to be received within one year.

            BOND ANTICIPATION NOTES ("BANS"). These notes are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.

            CONSTRUCTION LOAN NOTES ("CLNS"). These notes are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction.

      PARTICIPATION INTERESTS AND ASSET-BACKED SECURITIES. Each Portfolio may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities. The Portfolios may also purchase participation interests in pools of securities backed by various types of fixed income obligations, known as "asset-backed securities." For example, the Short/Intermediate Bond Portfolio may purchase interests in fixed income obligations generated by motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit card agreements. The Municipal Bond Portfolio may purchase interests in leases of various types of municipal property.

      Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

      More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

      Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

      The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

      Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

      The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.


      VARIABLE AND FLOATING RATE SECURITIES. Each Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate securities provide for a specified periodic adjustment in the interest rate. In both cases, these adjustments are intended to result in the securities having a market value that approximates their par value.

      The variable rate nature of these securities decreases changes in their value due to interest rate fluctuations. As interest rates decrease or increase, the potential for capital gain and the risk of capital loss is less than would be the case for fixed rate securities. Variable and floating rate instruments with minimum or maximum rates set by state law are subject to somewhat greater fluctuations in value. Because the adjustment of interest rates on floating and variable rate securities is made in relation to a designated base rate or rate adjustment index, interest rates on these securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar stated maturities. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the holder is entitled to demand repayment of principal.

      Each Portfolio may also purchase inverse floaters which are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond.
The market for inverse floaters is relatively new.


      WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the purchaser and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

      A Portfolio will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Portfolio may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Portfolio is established at the Fund's custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis to cover the Portfolio's outstanding commitments.

      When a Portfolio purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Portfolio's net asset value. When payment for a when-issued security is due, a Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

      The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by Securities and Exchange Commission ("SEC") guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

      ZERO COUPON BONDS. Each Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

      LOANS OF PORTFOLIO SECURITIES. Each Portfolio may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans will in no event exceed one-third of the Portfolio's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which at all times while the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities. The Portfolio will retain all or a portion of the interest received on the investment of cash collateral or will receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities will pass to the borrower, the Portfolio will retain the right to call a loan at any time on reasonable notice, and will do so to exercise voting rights, or rights to consent, on any matter materially affecting the investment. The Portfolio may also call these loans in order to sell the securities.

      The primary risk involved in lending securities is a financial failure by the borrower. In such a situation, the borrower might be unable to return the loaned securities at a time when the value of the collateral has fallen below the amount necessary to replace the loaned securities. The borrower would be liable for the shortage, but a Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Portfolios will make loans of securities only to firms deemed creditworthy by WTC only when, in the judgment of WTC, the consideration that the Portfolios will receive from the borrower justifies the risk.

      The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions, since the interest income that a Portfolio receives from lending its securities is considered taxable income.


      OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each Portfolio may use options, futures contracts and (with respect to the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio only) forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

      MONEY MARKET FUNDS. Each Portfolio may invest in the securities of other open-end investment companies that seek to maintain a stable net asset value ("Money Market Funds"). Each Portfolio may invest in such securities within the limits prescribed by the Investment Company Act of 1940 ("1940 Act"). These limitations currently provide, in part, that a Portfolio may purchase shares of an investment company unless (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or more than 10% of its total assets invested in the aggregate in all such investment companies. In addition to a Portfolio's expenses (including the various fees), as a shareholder a Money Market Fund, the Portfolio would bear its PRO RATA portion of the Money Market Fund's expenses (including fees).



INVESTMENTS AND STRATEGIES -- THE MUNICIPAL BOND PORTFOLIO

      The Municipal Bond Portfolio may not invest more than 25% of its assets in any one sector of the municipal securities market, such as the health care, housing or electric utilities sectors.


      HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

      Health care facilities include life care facilities, nursing homes and hospitals. Bonds to finance these facilities are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.


      HOUSING SECTOR. Housing revenue bonds typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

      Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

      Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.


      ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.


                             SPECIAL CONSIDERATIONS

ALL PORTFOLIOS

      YIELD FACTORS. The yields on fixed income securities depend on a variety of factors, including general debt market conditions, effective marginal tax rates, general conditions in the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. In an attempt to capitalize on the differences in the yield and price of fixed income securities of differing maturities, maturities may be varied according to the structure and level of interest rates and WTC's expectations of changes in those rates. The interest rate and price relationships between different categories of fixed income securities of the same or generally similar maturity tend to reflect broad swings in interest rates and relative supply and demand. Disparities in yield relationships may afford opportunities to invest in more attractive market sectors or specific issues. Changing preferences and circumstances of lenders and borrowers in different market sectors may also present market trading opportunities. WTC may sell securities held for brief periods of time if it believes that a transaction, net of costs (including taxes with respect to the Municipal Bond Portfolio), will improve the overall return of a Portfolio.


      RATINGS. Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios may invest is included in Appendix B to this Statement of Additional Information. These ratings represent the opinions of these rating services as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. WTC attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. In that event, WTC will consider whether it is in the best interest of the Portfolio to continue to hold the securities.


      CREDIT RISK. Although each Portfolio's quality standards are designed to minimize the credit risk of investments by the Portfolio, that risk cannot be entirely eliminated. The securities in which a Portfolio may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that litigation or other conditions may adversely affect the power or ability of issuers to meet interest and principal payments on their debt obligations.


THE MUNICIPAL BOND PORTFOLIO

      PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.


                             INVESTMENT LIMITATIONS

      The investment limitations described below are fundamental and may not be changed with respect to any Portfolio without the affirmative vote of the lesser of (i) 67% of the shares of the affected Portfolio present at a shareholders' meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

      Each Portfolio will not as a matter of fundamental policy:

            (1) purchase securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in such issuer or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

            (2) purchase securities of any issuer if, as a result, more than 25% of its total assets would be invested in securities of a particular industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

            (3) borrow money, except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that borrowings do not exceed an amount equal to one-third of the current value of the Portfolio's assets taken at market value, less liabilities other than borrowings;

            (4) underwrite  any issue of  securities,  except to the extent that the Portfolio may be considered to be acting as underwriter in connection with (i) the disposition of any portfolio security, or (ii) the disposition of restricted securities;

            (5) purchase or sell real estate or real estate limited partnership interests, but this limitation shall not prevent the Portfolio from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

            (6) invest in commodities or commodity contracts, except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts;

            (7) make loans, except by (i) the purchase of a portion of an issue of debt securities in accordance with the Portfolio's investment
      objective,   policies  and   limitations,   (ii)  engaging  in  repurchase
      agreements, or (iii) engaging in securities loan transactions limited to one-third of the Portfolio's total assets; or

            (8) issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish, and provided further that futures, options and forward currency transactions will not be deemed to be senior securities for this purpose.


            The following non-fundamental policies have been adopted by the Fund's Board of Trustees with respect to each Portfolio and may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, each Portfolio will not:

            (1) purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Securities used to cover over-the-counter ("OTC") call options written by the Portfolio are considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure is considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option;

            (2) purchase securities for investment while any bank borrowing equaling 5% or more of the Portfolio's total assets is outstanding;

            (3) pledge, mortgage or hypothecate the Portfolio's assets except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding one-third of the value of the Portfolio's total assets to secure borrowing, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

            (4) make short sales of securities except that the Portfolio may make short sales against the box;

            (5) purchase securities on margin, except that (i) the Portfolio may obtain short-term credit for the clearance of transactions; and (ii) the Portfolio may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and options thereon;

            (6) when engaging in options, futures and forward currency contract strategies, a Portfolio will either: (i) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (ii) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;

            (7) purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or
            (8) write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.


      Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Portfolio's acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Portfolio's net or total assets will not cause the Portfolio to violate a percentage limitation. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Portfolio to violate a quality standard.

      "Value" for the purposes of all investment limitations shall mean the value used in determining the net asset value of each Portfolio.


                              TRUSTEES AND OFFICERS

      The Fund has a Board, presently composed of five Trustees, which supervises the Portfolios' activities and reviews contractual arrangements with companies that provide the Portfolios with services. The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for The Rodney Square Strategic Equity Fund and, with the exception of Nina M. Webb, The Rodney Square Fund and The Rodney Square Tax-Exempt Fund. Those Trustees who are "interested persons" of the Fund (as defined in the 1940 Act) by virtue of their positions with Rodney Square Management Corporation ("RSMC") or WTC are indicated by an asterisk (*).



ERIC BRUCKER, School of Management, University of Michigan, Dearborn, MI 48128, Trustee, age 56, has been Dean of the School of Management at the University of Michigan since June 1992. He was Professor of Economics, Trenton State College from September 1989 through June 1992. He was Vice President for Academic Affairs, Trenton State College from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of various committees at the University of Delaware. He is also a member of the Detroit Economic Club, Financial Executive Institute and Leadership Detroit.

FRED L. BUCKNER, 5 Hearth Lane, Greenville, DE 19807, Trustee, age 66, has retired as President and Chief Operating Officer of Hercules Incorporated (diversified chemicals), positions he held from March 1987 through March 1992. He also served as a member of the Hercules Incorporated Board of Directors from 1986 through March 1992.

*ROBERT J. CHRISTIAN, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, President and Trustee, age 49, has been Chief Investment Officer of WTC since February 1996 and Director of RSMC since February 1996. He was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996, Director of Provident Capital Management from 1993 to 1996, and Director of Investment Strategy PNC Bank, N.A. from 1989 to 1992. He is also a Trustee of LaSalle University and a member of the Board of Governors for the Pennsylvania Economy League.

JOHN J. QUINDLEN, 313 Southwinds, 1250 West Southwinds Blvd., Vero Beach, FL 32963, Trustee, age 66, has retired as Senior Vice President-Finance of E.I. du Pont de Nemours and Company, Inc. (diversified chemicals) a position he held from 1984 to November 30, 1993. He served as Chief Financial Officer of E.I. du Pont de Nemours and Company, Inc. from 1984 through June 30, 1993. He also serves as a director of St. Joe Paper Co. and a Trustee of Kalmar Pooled Investment Trust.

*NINA M. WEBB, CFA, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President and Trustee, age 44, has been an Equity Portfolio Manager at WTC since March 1987. A Chartered Financial Analyst, she previously was employed by the University of Delaware as Senior Investment Analyst (1985-86), Investment Analyst (1982-85), and
Accountant (1976-82).

JOSEPH M. FAHEY, JR., Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President, age 41, has been with RSMC since 1984, a Secretary of RSMC since 1986, a Director of RSMC since 1989 and a Vice President of RSMC since 1992. He was an Assistant Vice President of RSMC from 1988 to January 1992.

JOHN J. KELLEY, CFA, 400 Bellevue Parkway, Wilmington, DE 19809, Vice President and Treasurer, age 38, has been Vice President of PFPC Inc. ("PFPC") since January 1998. He was a Vice President of RSMC from 1995 to January 1998 and an Assistant Vice President of RSMC from 1989 to 1995.

CARL M. RIZZO, ESQ., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Secretary, age 46, was appointed Vice President of RSMC in July, 1996. From 1995 to 1996 he was Assistant General Counsel of Aid Association for Lutherans (a fraternal benefit association); from 1994 to 1995 Senior Associate Counsel of United Services Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.

      The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act, are paid by the Portfolios. The Portfolios may also reimburse the Independent Trustees for expenses incurred in attending meetings of the Board. For the fiscal year ended October 31, 1997, such fees and expenses amounted to $5,400 per Portfolio. The following table shows the fees paid during calendar 1997 to the Independent Trustees for their services to the Fund and to the Rodney Square Family of Funds. On March 31, 1998, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio.



                       1997 Trustees Fees

                               Total Fees from       Total Fees from the Rodney
  Independent Trustee              the Fund            Square Family of Funds
  -------------------              --------            ----------------------

  Eric Brucker                      $3,600                 $12,700

  Fred L Buckner                    $3,600                 $12,700

  John J. Quindlen                  $3,600                 $12,700

                            WILMINGTON TRUST COMPANY

      The Investment Adviser to the Fund, WTC, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. The Fund benefits from the experience, conservative values and special heritage of WTC. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $114.4 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1997, the trust department of WTC had $38.4 billion in discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies. In addition to serving as Investment Adviser to the Fund, WTC also manages over $3.8 billion in fixed income assets and $1.4 billion in equity assets for various other institutional clients. Certain departments in WTC engage in investment management activities that utilize a variety of investment instruments such as futures contracts, options and forward contracts. Of course, there can be no guarantee that the Portfolios will achieve their investment objectives or that WTC will perform its services for each in a manner which would cause it to satisfy its objective. WTC is also the Custodian of the Fund's assets.

      Several affiliates of WTC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, exercises investment discretion over certain institutional accounts. Wilmington Brokerage Services Company, a wholly owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.


                          INVESTMENT ADVISORY SERVICES

      ADVISORY AGREEMENT. WTC serves as Investment Adviser to each of the Portfolios pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement"). Under the Advisory Agreement, WTC directs the investments of each Portfolio in accordance with that Portfolio's investment objective, policies and limitations.

      For WTC's services under the Advisory Agreement, each Portfolio pays WTC a monthly fee at an annual rate of 0.35% of the Portfolio's average daily net assets. For the fiscal years ended October 31, 1997, 1996, and 1995, of the $157,518, $164,315, and $158,066, respectively, paid in advisory fees by the Short/Intermediate Bond Portfolio, WTC waived $148,754, $144,473 and $156,223, respectively, for providing advisory services to that Portfolio. For the fiscal years ended October 31, 1997, 1996, and 1995, WTC waived all of its advisory fee for providing advisory services to the Municipal Bond Portfolio amounting to $82,587, $81,460 and $73,172, respectively.

      Under the Advisory Agreement, the Fund, on behalf of the Portfolios, assumes responsibility for paying all Fund expenses other than those expressly stated to be payable by WTC. Such expenses include without limitation: (a) fees payable for administrative services; (b) fees payable for accounting services;
(c) the cost of obtaining quotations for calculating the value of the assets of the Portfolios; (d) interest and taxes; (e) brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;
(f) compensation and expenses of its Trustees other than those who are "interested persons" of the Fund (as defined in the 1940 Act); (g) legal and audit expenses; (h) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (i) expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund; (j) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (k) premiums for fidelity bond and other insurance coverage; (l) the Fund's association membership dues; (m) expenses of typesetting for printing Prospectuses; (n) expenses of printing and distributing Prospectuses to existing shareholders; (o) out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services; (p) service fees payable by each Portfolio to the Distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders; (q) distribution fees; and (r) such non-recurring expenses as may arise, including costs arising from threatened actions, actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

      The Advisory Agreement provides that WTC shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Portfolios, in the absence of WTC's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement.

      The Advisory Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees

      The Advisory Agreement terminates automatically in the event of its assignment. The Agreement is also terminable (i) by the Fund (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), without payment of any penalty, on 60 days' written notice to WTC; or (ii) by WTC on 60 days' written notice to the Fund.


                     ADMINISTRATION AND ACCOUNTING SERVICES

      Under an Administration and Accounting Services Agreement with the Fund, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative and accounting services for the Fund. These services include preparing shareholder reports, providing statistical and research data, assisting WTC in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC for the Portfolios include determining the net asset value per share of each portfolio and maintaining records relating to the Portfolios' securities transactions.

      The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolios in connection with the matters to which the Administration and Accounting Services Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement.

      Under a Secretarial Services Agreement with the Fund, RSMC performs certain corporate secretarial services on behalf of the Portfolios. These services include supplying office facilities, non-investment related statistical and research data, and executive and administrative services; preparing and distributing all materials necessary for meetings of the Trustees and shareholders of the Fund; and preparing and arranging for filing, printing, and distribution of proxy materials and post-effective amendments to the Fund's registration statement. WTC pays RSMC for the provision of these services out of its advisory fee.

      Prior to February 23, 1998, RSMC provided administrative and accounting services for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, RSMC was paid administration fees on behalf of the Short/Intermediate Bond Portfolio amounting to $25,203, $26,291 and $25,290, respectively. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, RSMC waived its administration fees for the Municipal Bond Portfolio of $13,578, $13,428 and $12,290, respectively. For each of the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, RSMC was paid an accounting services fee of $50,000 with respect to each Portfolio, of which it waived $34,363, $9,981 and $22,728, respectively, for the Municipal Bond Portfolio.

                             DISTRIBUTION AGREEMENT

      RSD serves as Distributor of Portfolio shares pursuant to a Distribution Agreement with the Fund, effective February 23, 1998. For the fiscal year ended October 31, 1997, RSD received underwriting commissions of $582 and $936, respectively, in connection with the sales of shares of the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio. For the fiscal year ended October 31, 1996, RSD received underwriting commissions of $1,824 and $3,222, respectively, in connection with the sale of shares of the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio. For the fiscal year ended October 31, 1995, RSD received underwriting commissions of $4,942 and $1,800, respectively, in connection with the sale of shares of the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio. Under the current Distribution Agreement, RSD receives no underwriting commissions or Rule 12b-1 fees in connection with the sales of shares of the Portfolios.

      Pursuant to the terms of the Distribution Agreement, RSD is granted the right to sell shares of the Portfolios as agent for the Fund.

      The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Portfolio shares.

      The Distribution Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to either Portfolio (i) by the Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or by vote of a majority of the outstanding voting securities of the Fund) on 60 days' written notice to RSD; or (ii) by RSD on 60 days' written notice to the Fund.


                                   REDEMPTIONS

      To ensure proper authorization before redeeming shares of the Portfolios, PFPC may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and tax waivers required in some states when settling estates.

      Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, PFPC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Redemption proceeds will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

      The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding. (See "Dividends, Other Distributions and Taxes" in the Prospectus.)

      A shareholder's right to redeem shares and to receive payment therefor may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of the net assets of a Portfolio, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

      The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.



                             PORTFOLIO TRANSACTIONS

      All portfolio transactions are placed on behalf of the Portfolios by WTC pursuant to authority contained in the Advisory Agreement. Most purchases and sales of securities by the Portfolios are with the issuers or underwriters of, or dealers in, those securities, acting as principal. There is generally no stated commission in the case of fixed income securities, but the price paid by a Portfolio usually includes a dealer spread or mark-up. In underwritten offerings, the price paid includes a fixed underwriting commission or discount retained by the underwriter or dealer.

      Transactions on U.S. stock exchanges, futures markets and other agency transactions involve the payment by the Portfolios of negotiated brokerage commissions. Brokers may charge different commissions based on such factors as the difficulty and size of the transaction. Transactions in foreign securities by the Short/Intermediate Bond Portfolio may involve the payment of fixed brokerage commissions, which may be higher than those in the United States. During the fiscal years ended October 31, 1997, 1996 and 1995, the Portfolios paid no brokerage commissions.

      The primary objective of WTC in placing orders on behalf of the Portfolios for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible broker-dealers and, where commission rates are negotiable, at competitive rates. In selecting a broker or dealer to execute a portfolio transaction, WTC considers among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the commission or the amount of the mark-up to be charged; (iii) the size and difficulty of the order;
(iv) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (v) the quality of the execution and research services provided by the broker or dealer to the Fund and to other discretionary accounts advised by WTC and its affiliates.

      The Portfolios may pay higher commissions in return for execution and research services, but only if WTC has determined that those commissions are reasonable in relation to the value of the execution and research services that have been or will be provided to the Portfolios and to any other discretionary accounts advised by WTC or its affiliates. In reaching this determination, WTC will not attempt to place a specific dollar value on the execution and research services provided or to determine what portion of the compensation should be related to those services. Execution and research services may include: pricing services; quotation services; purchase and sale recommendations; the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities and economic factors and trends; and functions incidental to the portfolio transactions, such as clearance and settlement.

      Some of WTC's other clients have investment objectives and programs similar to those of the Portfolios. Occasionally, WTC may make recommendations to other clients that result in their purchasing or selling securities simultaneously with the Portfolios. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. When two or more clients are simultaneously engaged in the purchase or sale of the same security and if the entire order cannot be made in a single order, the securities are allocated among clients in a manner believed to be equitable to each. If two or more of WTC's clients simultaneously purchase or sell the same security, WTC allocates the prices and amounts according to a formula considered by the officers of each affected investment company and by the officers of WTC to be equitable to each account. While in some cases this practice could have a detrimental effect upon the price or the value of the security as far as the Portfolios are concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolios.

      On occasion, some of the other accounts advised by WTC may have investment objectives and policies that are dissimilar to those of the Portfolios, causing WTC to buy a security for one discretionary account while simultaneously selling the security for another account. In accordance with applicable SEC regulations, one discretionary account may sell a security to another account. It is the policy of WTC not to favor one discretionary account over another in placing purchase and sale orders. However, there may be circumstances when purchases or sales for one or more discretionary accounts will have an adverse effect on other accounts.

      PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of a Portfolio's annual purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Portfolio during the year, excluding securities whose maturity or the expiration date at the time of acquisition was one year or less. A Portfolio's turnover rate is not a limiting factor when WTC considers making a change in the Portfolio's holdings.

      The frequency of portfolio transactions and a Portfolio's turnover rate will vary from year to year depending on market conditions. The portfolio turnover rate for the Short/Intermediate Bond Portfolio for the years ended October 31, 1997 and 1996 was 83.54% and 85.77%, respectively. The portfolio turnover rate for the Municipal Bond Portfolio for the fiscal years ended October 31, 1997 and 1996 was 28.56% and 15.91%, respectively. The portfolio turnover rate for the Intermediate Bond Portfolio for a one year period after commencement of operations is expected to be less than 100%.


                          NET ASSET VALUE AND DIVIDENDS

      NET ASSET VALUE. The net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Fund is open for business. The Fund is open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business ("Business Day").

      Securities and other assets for which market quotations are readily available are valued based upon market quotations, provided such quotations adequately reflect, in the opinion of WTC, the fair value of those securities. Currently, such prices are determined using the last reported sale price in the principal market where the securities are traded or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that in the case of preferred stock and any other equity securities held by the Short/Intermediate Bond Portfolio or the Intermediate Bond Portfolio, if no sales are reported in the principal market where the securities are traded, at the mean between the last reported bid and asked prices in that market. Debt instruments with remaining maturities of 60 days or less are valued on the basis of their amortized cost. All other securities and other assets are valued at their fair value as determined in good faith by WTC under the general supervision of the Board of Trustees.

      Reliable market quotations are not considered to be readily available for certain long-term corporate bonds and notes, preferred stocks, municipal securities and foreign securities. These investments may be valued on the basis of prices provided by pricing services when those prices are believed to reflect the fair market value of the securities. Valuations furnished by a pricing service are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing services and the quality of valuations are reviewed by WTC under the general supervision of the Trustees.

      The calculation of each Portfolio's net asset value per share may not take place contemporaneously with the determination of the prices of many of the fixed income securities used in the calculation. If events materially affecting the value of those securities occur between the time when their prices are determined and the time when net asset value is determined, the securities will be valued at fair value, as determined in good faith by WTC under the general supervision of the Trustees.


      DIVIDENDS. Dividends from each Portfolio's net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period.



                             PERFORMANCE INFORMATION

      The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of each Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses. As described in the Prospectus, the Intermediate Bond Portfolio may advertise investment performance figures of the Intermediate Fund, a collective investment fund.


      YIELD CALCULATIONS. From time to time, each Portfolio may advertise its yield. Yield is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:


                          YIELD = 2[((A-B)/CD + 1)6-1]


            where:

                  a = dividends  and  interest  earned  during the  period;

                  b = expenses accrued for the period (net of  reimbursements);

                  c = the average  daily number of shares  outstanding  during the period that were entitled to receive dividends; and

                  d = the maximum  offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

      Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

      For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

      In determining dividends earned by any preferred stock or other equity securities held by the Short/Intermediate Bond Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations. The Short/Intermediate Bond Portfolio's yield for the 30-day period ended October 31, 1997 was 5.91%. Without fee waivers by WTC during the period, the yield for that Portfolio would have been 5.48%. The Municipal Bond Portfolio's yield for the 30-day period ended October 31, 1997 was 3.95%. Without fee waivers by WTC and RSMC during the period, the yield for that Portfolio would have been 3.09%.

      Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

      Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.


      TAX-EQUIVALENT YIELD CALCULATIONS. From time to time, the Municipal Bond Portfolio may advertise its tax-equivalent yield. That Portfolio's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment after taxes to equal the Portfolio's tax-exempt yield. Tax-equivalent yield is computed by (i) dividing that portion of the Portfolio's yield that is tax-exempt by one minus a stated income tax rate and (ii) adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. For purposes of this formula, tax-exempt yield is yield that is exempt from federal income tax.

      The following table, which is based upon individual federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:


                           Tax-Equivalent Yield Table

 Federal Marginal
 Income Tax Bracket                  Tax-Equivalent Yields Based on Tax-Exempt Yields Of:
 ------------------                  ----------------------------------------------------

                           4%       5%        6%       7%        8%        9%      10%
                           --       --        --       --        --        --      ---

        28%               5.6      6.9       8.3      9.7      11.1      12.5     13.9
        31%               5.8      7.2       8.7     10.1      11.6      13.0     14.5
        36%               6.3      7.8       9.4     10.9      12.5      14.1     15.6
       39.6%              6.6      8.3       9.9     11.6      13.2      14.9     16.6


      TOTAL RETURN CALCULATIONS. From time to time, each Portfolio may advertise its average annual total return. A Portfolio's average annual total return is calculated according to the following formula:


                                P (1 + T)N = ERV


      where:

                  P      = a  hypothetical  initial  payment of  $1,000;
                  T      = average annual total return;
                  n      = number of years; and
                  ERV    = ending  redeemable  value at end of the  period of a
                           hypothetical $1,000 payment made at the beginning of that period.

      The time periods used are based on rolling calendar quarters, updated to the last day of the most recent calendar quarter prior to submission of the advertisement for publication. Average annual total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value ("ERV"). In calculating average annual total return, all dividends and other distributions by the Portfolio are assumed to have been reinvested at net asset value on the reinvestment date during the period.

      The following table reflects the Short/Intermediate Bond Portfolio's standardized average annual total returns for the periods stated below:


        Average Annual Total Return for Short/intermediate Bond Portfolio

                                                            April 2, 1991
                                                            (Commencement of
                One-Year ended        Five-Years ended      Operations) through
                October 31, 1997      October 31, 1997      October 31, 1997
                ----------------      -------------------   ----------------


                        7.13%                 6.16%                7.19%

                        Average Annual Total Return for Municipal Bond Portfolio

                                                            November 1, 1993
                                                            (Commencement of
                                     One-Year ended         Operations) through
                                     October 31, 1997       October 31, 1997
                                     ----------------       ----------------
                                             6.85%                  4.92%


      While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Portfolios'
performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolios.

      Each Portfolio may also include in its performance advertisements total return quotations that are not calculated according to the formula set forth above ("non-standardized total return"). For example, the Portfolios may quote unaveraged or cumulative total returns in performance advertisements which reflect the change in the value of an investment in the Portfolio over a stated period. PFPC calculates cumulative total return for each Portfolio for a specific period of time by assuming an initial investment of $1,000 in shares of the Portfolio and the reinvestment of dividends and other distributions. PFPC then determines the percentage rate of return on the hypothetical $1,000 investment by: (i) subtracting the value of the investment at the beginning of the period from the value of the investment at the end of the period; and (ii) dividing the remainder by the beginning value. The Short/Intermediate Bond Portfolio's cumulative total return for the one-year period ended October 31, 1997, the five-year period ended October 31, 1997 and for the period from April 2, 1991 (commencement of operations) through October 31, 1997 was 7.13%, 34.84% and 57.94%, respectively. The Municipal Bond Portfolio's cumulative total return for the one-year period ended October 31, 1997 and for the period from November 1, 1993 (commencement of operations) through October 31, 1997 was 6.85% and 21.19%, respectively.

      Average annual and cumulative total returns for the Portfolios may be quoted as a dollar amount, as well as a percentage, and may be calculated for a series of investments or a series of redemptions, as well as for a single investment or a single redemption, over any time period. Total returns may be broken down into their components of income and capital gain (including capital gain distributions and changes in share price) to illustrate the relationship of those factors and their contributions to total return.

      The following table shows the income and capital elements of the Short/Intermediate Bond Portfolio's total return and compares them to the cost of living (as measured by the Consumer Price Index) over the same periods. During the periods quoted, interest rates and bond prices fluctuated widely; the table should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the Short/Intermediate Bond Portfolio today.

      During the period from April 2, 1991 (Commencement of Operations) through October 31, 1997, a hypothetical $10,000 investment in the Short/Intermediate Bond Portfolio would have been worth $15,794 assuming all distributions were reinvested. During the period November 1, 1993 (Commencement of Operations) through October 31, 1997, a hypothetical $10,000 investment in Municipal Bond Portfolio would have been worth $12,119, assuming all distributions were reinvested.


                    Change In $10,000 Hypothetical Investment

Short/Intermediate Bond Portfolio

                Value of      Value of     Value of                       Increase in
                Initial       Reinvested   Reinvested                     Cost of Living
 Period Ended   $10,000       Income       Capital Gain                   (Consumer
 October 31     Investment    Dividends    Distributions   Total Value    Price Index)
 ----------     ----------    ---------    -------------   ------------    -----------

     1997         $10,456        $5,178         $159        $15,793         19.9%
     1996         $10,360        $4,225         $157        $14,742         17.3%
     1995         $10,464        $3,393         $159        $14,016         13.7%
     1994         $ 9,936        $2,382         $151        $12,469         10.6%
     1993         $10,784        $1,856         $126        $12,766          7.9%
     1992         $10,560        $1,129        $  23        $11,712          5.0%
     1991         $10,288        $  401        $   0        $10,689          1.8%

      Explanatory Note: A hypothetical initial investment of $10,000 on April 2, 1991, together with the aggregate cost of reinvested dividends and capital gain distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $15,281. If dividends and capital gain distributions had not been reinvested, the total value of the investment in the Portfolio over time would have been smaller, and cash payments for the period would have amounted to $4,136 for income dividends and $142 for capital gain distributions. Without fee waivers from the Portfolio's service providers and expense reimbursements by WTC, the Portfolio's returns would have been lower.

Municipal Bond Portfolio


                Value of      Value of      Value of                       Increase in
                Initial       Reinvested    Reinvested                     Cost of Living
 Period Ended   $10,000       Income        Capital Gain                   (Consumer
 October 31     Investment    Dividends     Distributions  Total Value     Price Index)
 ----------     ----------    ---------     -------------  ------------    --------------

     1997        $10,192        $1,927            $0          $12,119         11.2%
     1996        $9,968         $1,374            $0          $11,342          8.9%
     1995        $9,992         $  889            $0          $10,881          5.4%
     1994        $9,312         $  383            $0          $ 9,695          2.5%

      Explanatory Note: A hypothetical initial investment of $10,000 on November 1, 1993, together with the aggregate cost of reinvested dividends and capital gain distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $11,862. If dividends and capital gain distributions had not been reinvested, the total value of the investment in the Portfolio over time would have been smaller, and cash payments for the period would have amounted to $1,707. Without fee waivers from the Portfolio's service providers, the Portfolio's returns would have been lower.

      The Portfolios may also, from time to time along with performance advertisements, illustrate asset allocation by sector weightings. These illustrations, an example for Short/Intermediate Bond Portfolio of which follows, are not intended to reflect current or future portfolio holdings of the Portfolios.

                    Short/intermediate Bond Portfolio

                         Asset Breakdown By Sector
                          As of October 31, 1997

                                                                   Percent of
                       Sector                                      Investments
                       ------                                      -----------

               US Government Bonds                                      27.0%
               Corporate Bonds                                          47.5%
               Asset Backed Securities                                   8.0%
               Mortgage Backed                                          11.6%
               Securities
               Cash Equivalents                                          5.9%
                                                                     -------

               Total Investments                                       100.0%
                                                                     =======





      [PIE CHART OMITTED]



      The Portfolios may also from time to time along with performance advertisements, present their investments in the form of a "Schedule of Investments" included in the Annual Report to the Shareholders of the Fund. A copy of the Annual Report for the fiscal year ended October 31, 1997 is attached hereto and incorporated by reference.

      COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by the Portfolios.

      In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare performance figures to the performance of other mutual funds tracked by mutual fund rating services, to unmanaged indexes or unit investment trusts with similar holdings or to individual securities.

      From time to time, in marketing and other literature, a Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

      Because the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Portfolio's investment policies and investments, the Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

      Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolios. Sources for performance information and articles about the Portfolios may include the following:

      BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

      BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

      CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indexes.

      CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

      CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

      FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

      FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

      FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

      INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

      INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

      LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

      MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

      MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

      THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

      PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

      PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indexes and portfolio holdings.

      SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

      USA TODAY, a national daily newspaper.

      U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

      WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

      WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.


      In advertising the performance of the Portfolios, the performance of a Portfolio may also be compared to the performance of unmanaged indexes of securities in which the Portfolio invests or to unit investment trusts ("UITs") that hold the same type of securities in which the Portfolio invests.

      Performance advertisements for the Municipal Bond Portfolio may compare investing in that Portfolio to investing in an individual municipal bond. Unlike municipal bond funds such as the Municipal Bond Portfolio, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many municipal bond funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.


                                      TAXES

      GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To continue to qualify (or, in the case of the Intermediate Bond Portfolio, to qualify) for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income and net short-term capital gain and, in the case of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, net gains from certain foreign currency transactions) plus, in the case of the Municipal Bond Portfolio, its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government obligations, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government obligations or securities of other RICs) of any one issuer.

      If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net tax-exempt income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      DISTRIBUTIONS. Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

      Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution (other than an exempt-interest dividend, as defined in the Prospectus), the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

      If a Portfolio makes a distribution to shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain.

      Each Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the Distribution Requirement and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      THE MUNICIPAL BOND PORTFOLIO. The Municipal Bond Portfolio will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Code; the Portfolio intends to continue to satisfy this requirement. Distributions that the Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be Tax Preference Items. The aggregate dividends excludable from the shareholders' gross income may not exceed the Portfolio's net tax-exempt income. The shareholders' treatment of dividends from the Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, the Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

      Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a Tax Preference Item. Furthermore, even interest on tax-exempt securities held by the Portfolio that are not PABs, which interest otherwise would not be a Tax Preference Item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Portfolio. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Appendix to the Prospectus. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing Portfolio shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

      Up to 85% of Social Security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Portfolio still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If the Portfolio invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

      The Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      The Portfolio informs shareholders within 60 days after its fiscal year-end (October 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio's income that was tax-exempt during the period covered by the distribution.


      THE SHORT/INTERMEDIATE BOND PORTFOLIO AND THE INTERMEDIATE BOND PORTFOLIO. Interest and dividends received by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


      HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Futures and foreign currency contracts that are subject to section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold at market value) for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical corrections legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply. Section 1256 Contracts also may be marked to market for purposes of the Excise Tax.

      Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio attempts to monitor its section 988 transactions to minimize any adverse tax impact.

      Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

      If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

      The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.



                             DESCRIPTION OF THE FUND

      The Fund is a diversified open-end series investment company organized as a Massachusetts business trust on May 7, 1986. The original name of the Fund was The Rodney Square Benchmark U.S. Treasury Fund. The name was changed to The Rodney Square Strategic Fixed-Income Fund effective March 14, 1991.

            The Fund's capital consists of an unlimited number of shares of beneficial interest, $0.01 par value. Shares of the Portfolios that are issued by the Fund are fully paid and nonassessable. The assets of the Fund received for the issuance or sale of Portfolio shares and all income, earnings, profits and proceeds therefrom, subject only to the right of creditors, are allocated to the respective Portfolio and constitute the underlying assets of that Portfolio. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Fund's Declaration of Trust, as amended and restated on July 1, 1992, contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The amended and restated Declaration of Trust authorizes the creation of multiple series and classes of shares and provides for indemnification out of assets of the applicable Portfolio of any shareholder held personally liable solely by virtue of ownership of shares of the series. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. WTC believes that, in view of the above, the risk of personal liability to shareholders is remote.

      The amended and restated Declaration of Trust further provides that the Trustees will not be liable for neglect or wrongdoing provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Fund; but nothing in the Declaration of Trust protects or indemnifies a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


      The amended and restated Declaration of Trust provides that the Fund will continue indefinitely unless a majority of the shareholders of the Fund or a majority of the shareholders of the affected Portfolio approve: (a) the sale of the Fund's assets or the Portfolio's assets to another diversified open-end management investment company; or (b) the liquidation of the Fund or the Portfolio. The Declaration of Trust further provides, however, that the Board of Trustees may take the actions specified in (a) or (b) if a majority of the Trustees determine that the continuation of a Portfolio or the Trust is not in the best interests of the Portfolio or the Trust or their respective shareholders as a result of factors or events adversely affecting the ability of the Portfolio or the Trust to conduct its business and operations in an economically viable manner. In the event of the liquidation of the Fund or the Portfolio, affected shareholders are entitled to receive the assets of the Fund or Portfolio that are available for distribution.

                                OTHER INFORMATION

      INDEPENDENT AUDITORS. Ernst & Young LLP, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as the Fund's independent auditors, providing services which include (1) audit of the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings, and
(3) preparation of the annual federal and state income tax returns filed on behalf of each Portfolio.

      The financial statements and financial highlights of the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio appearing or incorporated by reference in the Fund's Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036, serves as counsel to the Fund and has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.


      CUSTODIAN AND SUB-CUSTODIAN. WTC, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, serves as the Fund's Custodian. PNC Bank, National Association, 1600 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund's Sub-Custodian.

      TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's Transfer Agent and Dividend Paying Agent.


                              FINANCIAL STATEMENTS

      The Schedules of Investments of the Short/Intermediate Bond Portfolio (formerly the Diversified Income Portfolio) and the Municipal Bond Portfolio (formerly the Municipal Income Portfolio) as of October 31, 1997, the Statements of Assets and Liabilities of the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio as of October 31, 1997, the Statement of Operations of the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio for the fiscal year ended October 31, 1997, the Statements of Changes in Net Assets of the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio for the fiscal years ended October 31, 1997 and 1996, the Financial Highlights of the Short/Intermediate Bond Portfolio for the fiscal years ended October 31, 1997, 1996, 1995, 1994 and 1993, the Financial Highlights of the Municipal Bond Portfolio for the fiscal years ended October 31, 1997, 1996, 1995 and 1994, the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended October 31, 1997, are attached hereto and incorporated herein.

                                   APPENDIX A



            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

      REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, in managing a Portfolio, WTC may engage in certain options and futures strategies for certain bona fide hedging, risk management or other portfolio management purposes. In managing the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, WTC may also use forward currency contracts to hedge against the risk of foreign currency fluctuations that could adversely affect that Portfolio's holdings or contemplated investments. Certain special characteristics of the risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

      In addition to the products, strategies and risks described below and in the Prospectus, WTC expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as WTC develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. WTC may utilize these opportunities to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.


      COVER REQUIREMENTS. The Portfolios will not use leverage in their options, futures and forward currency contract strategies. Accordingly, the Portfolios will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash, or liquid unencumbered, daily marked-to-market securities in a segregated account with the Fund's custodian in the prescribed amount, or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Portfolio's assets could impede portfolio management, or the Portfolio's ability to meet redemption requests or other current obligations.


      OPTIONS STRATEGIES. Each Portfolio may purchase and write (sell) options on securities and securities indexes that are traded on U.S. and foreign securities exchanges and in the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra-party with no clearing organization guarantee unless the parties provide for it. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. Accordingly, before a Portfolio purchases or sells an OTC option, WTC assesses the creditworthiness of each counterparty and any guarantor or credit enhancement of the counterparty's credit to determine whether the terms of the option are likely to be satisfied.

      Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying securities in the United States.

      Each Portfolio may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Portfolio either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

      Each Portfolio may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

      Each Portfolio may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Portfolio may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If WTC's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Portfolio purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

      Each Portfolio may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Portfolio declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Portfolio will be obligated to sell the security at less than its market value.

      Securities used to cover OTC call options written by a Portfolio are considered illiquid and therefore subject to the Portfolio's limitations on investing in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure is considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. A Portfolio could lose the ability to participate in an increase in the value of the underlying securities above the exercise price because the increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

      Each Portfolio may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Portfolio would expect to suffer a loss.

      Each Portfolio may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Portfolio invests. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of indexes on which options are purchased or written.

      Each Portfolio may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Portfolio would enter into a long straddle when WTC believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Portfolio would enter into a short straddle when WTC believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Portfolio will set aside cash and/or liquid securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Each Portfolio may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Portfolio the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Portfolio holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Portfolio holds a put warrant and the value of the underlying index falls, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Portfolio holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Portfolio holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Portfolio does not exercise an index warrant prior to its expiration, then the Portfolio loses the amount of the purchase price that it paid for the warrant.

      The Portfolios will normally use index warrants as they use index options. The risks of the Portfolios' use of index warrants are generally similar to those relating to their use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Portfolios' ability to exercise the warrants at any time or in any quantity.


      FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that a Portfolio holds or that it intends to purchase. For example, if a Portfolio enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Portfolio could hedge against such a decline by purchasing a put option on the currency involved. The Portfolio's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. The Portfolios will not purchase or write such options unless, in WTC's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Available quotation information is generally representative of very large transactions in the interbank market which is a global, around-the-clock market. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis.

      Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those underlying foreign currency options, interbank quotation information may not reflect rates for foreign currencies underlying options that would be traded in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable. In addition, to the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.


      OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

            (1) each Portfolio will write only covered options, and each such option will remain covered so long as the Portfolio is obligated under the option; and

            (2) no Portfolio will write put or call options having aggregate exercise prices greater than 25% of its net assets.

      These guidelines do not apply to options attached to or acquired with or traded together with their underlying securities and do not apply to securities that incorporate features similar to options.


      SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Portfolio wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Portfolio may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Portfolio may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Portfolio is unable to effect a closing purchase transaction with respect to options it has acquired, the Portfolio will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or currencies or dispose of assets used as cover until the options expire or are exercised, and the Portfolio may experience material losses due to losses on the option transaction itself and in the covering securities or currencies.

      In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

            (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index or currency and general market conditions. For this reason, the successful use of options depends upon WTC's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

            (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

            Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Portfolio will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Portfolio having to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio.

            (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Portfolio writes a call option on an index, the

      Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Portfolio holds an index option and exercises it before the closing index value for that day is available, the Portfolio runs the risk that the level of the underlying index may subsequently change.

            (5) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Portfolio also may save on commissions by using options as a hedge rather than buying or selling individual securities or currencies in anticipation of, or as a result of, market movements.


      FUTURES AND RELATED OPTIONS STRATEGIES. Each Portfolio may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Portfolios may also engage in futures strategies to enhance potential gain subject to percentage limitations. (See discussion of investment guidelines below.)

      Each Portfolio may use interest rate futures contracts and options thereon to hedge its securities holdings against changes in the general level of interest rates. A Portfolio may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Portfolio intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. A Portfolio may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

      A Portfolio may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Portfolio plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. A Portfolio also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Portfolio's portfolio. A Portfolio may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held by the Portfolio.

      A Portfolio may sell index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities holdings. To the extent that a portion of the Portfolio's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Portfolio correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio's holdings. A Portfolio may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities which may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Portfolio intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

      As in the case of a purchase of an index futures contract, a Portfolio may purchase a call option on an index futures contract to hedge against a market advance in securities that the Portfolio plans to acquire at a future date. A

Portfolio may write covered put options on index futures as a partial anticipatory hedge and may write covered call options on index futures as a partial hedge against a decline in the prices of bonds held by the Portfolio. This is analogous to writing covered call options on securities. A Portfolio also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Portfolio.

      The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, those Portfolios may sell foreign currency futures contracts when WTC anticipates a general weakening of foreign currency exchange rates that could adversely affect the market value of the Portfolios' foreign securities holdings or interest payments to be received in those foreign currencies. In this case, the sale of a futures contract on the underlying currency may reduce the risk to the Portfolios of a reduction in market value caused by a decline in the exchange rate and, by so doing, provide an alternative to the liquidation of the securities position and resulting transaction costs. The Portfolios may also write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of a declining foreign currency exchange rate on the value of securities denominated in that currency.

      When WTC anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may purchase a foreign currency futures contract to hedge against the increased rate pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Portfolios against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Portfolios may also purchase a put or call option on a foreign currency futures contract to obtain a fixed foreign currency exchange rate at limited risk. The Portfolios may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Portfolios may purchase a put option on a foreign currency futures contract as a hedge against the effects of a decline in the foreign currency exchange rate on the value of securities denominated in that currency.

      Each Portfolio may invest in Eurodollar instruments which are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). The Portfolios may use Eurodollar futures contracts and options on those futures contracts to hedge against changes in LIBOR to which a number of variable and floating rate instruments are linked.

      The Portfolios may also write put options on interest rate, index or, in the case of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, index or foreign currency futures contract in order to synthetically create an interest rate, index or foreign currency futures contract. The options will have the same strike prices and expiration dates. A Portfolio will only engage in this strategy when it is more advantageous to the Portfolio to do so as compared to purchasing the futures contract.

      The Portfolios may also purchase and write covered straddles on interest rate or index futures contracts. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Portfolio would enter into a long straddle when it believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Portfolio would enter into a short straddle when it believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Portfolio will set aside cash and/or liquid securities in a segregated account with its custodian in the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.


      FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder vote. For purposes of these guidelines, foreign currency options traded on a commodities exchange are considered "related options."

            (1) A Portfolio will not purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets; and

            (2)  For  purposes  of  this  limitation,   unrealized  profits  and
      unrealized losses on any open contracts are taken into account and in-the-money amount of an option that is in-the-money at the time of purchase is excluded.


      SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Portfolio is required to deposit with the Fund's custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when a Portfolio purchases a contract and the value of the contract rises, the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Portfolio is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Portfolio's obligations to or from a clearing organization.

      Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      In considering the Portfolios' use of futures contracts and related options, particular note should be taken of the following:

            (1) Successful use by the Portfolios of futures contracts and related options will depend upon WTC's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Portfolio has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities, the Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

            (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

            (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Portfolios intend to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Portfolio would continue to be required to make variation margin payments.

            (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

            (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

            (6) As is the case with options, the Portfolios' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Portfolio also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation of, or as a result of, market movements.


      SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

      Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not.


      FORWARD CURRENCY CONTRACTS. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

      Those Portfolios may enter into forward currency contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Portfolios' exposure to foreign currencies that WTC believes may rise in value relative to the U.S. dollar or to shift the Portfolios' exposure to foreign currency fluctuations from one country to another. For example, when WTC believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Portfolios' securities holdings denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolios to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolios are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Portfolios are obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WTC believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolios will be served.

      At or before the maturity date of a forward contract requiring the Short/Intermediate Bond Portfolio or the Intermediate Bond Portfolio to sell a currency, the Portfolio may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The cost to the Short/Intermediate Bond Portfolio or the Intermediate Bond Portfolio of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolios own or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      Although the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio values their assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the

Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer.

                                   APPENDIX B



                             DESCRIPTION OF RATINGS

MOODY'S RATINGS

      CORPORATE AND MUNICIPAL BONDS

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      ---   Leading market positions in well-established industries.

      ---   High rates of return on funds employed.

      --- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      --- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      --- Well-established access to a range of financial markets and assured sources of alternate liquidity.


      MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


S&P RATINGS


      CORPORATE AND MUNICIPAL BONDS

      AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      CORPORATE AND MUNICIPAL COMMERCIAL PAPER The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

      MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

The Financial Statements of the Registrant are incorporated herein by reference to the Annual Report to Shareholders filed with the Securities and Exchange Commission on December 24, 1997, Edgar Accession Number 0000793276-97-000008.

                THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                           Items Required by Form N-IA

                            PART C OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

      a.  Financial Statements:

          Included in Part A of this Registration Statement:

          For The Short/Intermediate Bond Portfolio:

            Financial Highlights for each of the seven fiscal years in the period ended October 31, 1997.

          For The Municipal Bond Portfolio:

            Financial Highlights for each of the four years in the period ended October 31, 1997.

          Included in Part B of this Registration Statement through incorporation by reference to the Annual Report to Shareholders filed with the Securities and Exchange Commission on December 24, 1997, Edgar Accession No. 0000793276-97-000008:

            FOR THE SHORT/INTERMEDIATE BOND PORTFOLIO:

              Investments, October 31, 1997
              Statement of Assets and Liabilities, October 31, 1997 Statement of Operations, for the fiscal year ended October 31, 1997
              Statement of Changes in Net Assets, for the fiscal years ended October 31, 1996 and October 31, 1997 Financial Highlights, for each of the five years in the period ended October 31, 1997
              Notes to Financial Statements

            FOR THE MUNICIPAL BOND PORTFOLIO:

              Investments, October 31, 1997
              Statement of Assets and Liabilities, October 31, 1997 Statement of Operations, for the fiscal year ended October 31, 1997
              Statement of Changes in Net Assets, for the fiscal years ended October 31, 1996 and October 31, 1997 Financial Highlights, for each of the four years in the period ended October 31, 1997
              Notes to Financial Statements

            Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

      b.  Exhibits:

         1.   (a) Amended  and  Restated  Declaration  of Trust  dated  July  1,
                  1992. (Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 10 to this Registration Statement filed on December 24, 1992.)

              (b) Amendment  to  Declaration  of Trust dated  February 15, 1993.
                  (Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 11 to thi sRegistration Statement filed on August 27, 1993.)

              (c) Amendment to  Declaration  of Trust dated June 15, 1998 (filed herewith).

         2.   (a) Bylaws  of  the  Registrant.  (Incorporated  by reference   to
                  Exhibit 2 to original Registration Statement filed on May 7, 1986.)

              (b) Bylaws of the  Registrant  as Amended on  September  10, 1986.
                  (Incorporated by reference to Exhibit 2 to Pre-Effective Amendment No. 1 to this Registration Statement filed on October 30, 1986.)

         3.   Voting Trust Agreement - None.

         4.   Instruments  Defining the Rights of Shareholders:

              (a) Amended and Restated  Declaration of Trust dated July 1, 1992, as amended February 15, 1993 (relevant portions) and June 15, 1998. (Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993 and to Exhibit 1 (c) filed herewith.)

              (b) Bylaws of the  Registrant  as Amended on  September  10,  1986
                  (relevant portions). (Incorporated by reference to Exhibit 4(b) Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993.)

         5. (a) Advisory Agreement between the Registrant on behalf of the Short/Intermediate Bond Portfolio and Wilmington Trust Company dated April 1, 1991. (Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 7 to this Registration Statement filed on March 29, 1991.)

              (b) Advisory  Agreement  between the  Registrant  on behalf of the
                  Municipal Bond Portfolio and Wilmington Trust Company dated November 1, 1993. (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993.)

              (c) Form of Amended Advisory  Agreement  between the Registrant on behalf of the Short/Intermediate Bond Portfolio, the Municipal Bond Portfolio and the Intermediate Bond Portfolio and Wilmington Trust Company (filed herewith).

         6. Distribution Agreement between the Registrant and Rodney Square Distributors, Inc. dated February 23, 1998. (Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 18 to this Registration Statement filed on April 15, 1998.)

         7.   Bonus, Profit Sharing or Pension Plans - None.

         8. (a) Custodian Contract between the Registrant and Wilmington Trust Company dated November 12, 1986. (Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 to this Registration Statement filed on or about May 28, 1987.)

              (b) Custodial Undertaking with Manufacturers Hanover Trust Company in connection with Master Repurchase Agreement of the Registrant and the First Boston Corporation dated June 6, 1989. (Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993.)

              (c) Sub-Custodian   Services  Agreement  dated  February  2,  1998
                  between PNC Bank, National Association, Wilmington Trust Company and the Registrant (filed herewith).

         9. (a) Transfer Agency Services Agreement dated February 2, 1998 between the Registrant, PFPC Inc. and Wilmington Trust Company (filed herewith).

                  (i) Fee Agreement between the Registrant and Wilmington Trust Company (filed herewith).

                  (ii) Amended Transfer Agency Services Agreement between the Registrant and Wilmington Trust Company (to be filed).

              (b) Administration   and  Accounting   Services   Agreement  dated
                  February 2, 1998 between the Registrant and PFPC Inc.
                  (filed herewith).

                  (i) Fee Agreement between the Registrant and PFPC Inc. (filed herewith).

                  (ii) Amended Exhibit A to Administration and Accounting Services Agreement dated February 2, 1998 between the Registrant and PFPC Inc. (to be filed).

              (c) Fund Secretarial Services Agreement between the Registrant and
                  Rodney Square Management Corporation. (Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 18 to this Registration Statement filed on April 15, 1998.)

        10. (a) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to shares of the Short/Intermediate Bond Portfolio. (Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 7 to this Registration Statement filed on March 29, 1991.)

              (b) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to shares of the Municipal Bond Portfolio. (Incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993.)

              (c) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to shares of the Intermediate Bond Portfolio (filed herewith).

         11. Consent of Ernst & Young LLP, independent auditors for Registrant. (filed herewith)

         12.  Financial Statements omitted from Part B - None.

         13. Letter of Investment Intent (on behalf of the Short/Intermediate Bond Portfolio). (Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 7 to this Registration Statement filed on March 29, 1991.)

        14.   Prototype Retirement Plan - None

        15.   None

        16. (a) Schedule for Computation of Performance Quotations for the Short/Intermediate Bond Portfolio. (Incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 17 to this Registration Statement filed on December 24, 1997.)

              (b) Schedule for  Computation  of  Performance  Quotations for the
                  Municipal Bond Portfolio. (Incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment No. 17 to this Registration Statement filed on December 24, 1997.

        17.   (a) Financial  Data   Schedule  for  the  Short/Intermediate  Bond
                  Portfolio (filed herewith).

              (b) Financial  Data  Schedule  for the  Municipal  Bond  Portfolio
                  (filed herewith).

       18.    Plan adopted pursuant to Rule 18f-3 - None

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      a.    Persons Controlled by Registrant:   None

      b. Persons who may be deemed to be under Common Control with Registrant in the event Wilmington Trust Corporation ("WT Corp.") and/or Wilmington Trust Company ("WTC") may be deemed to be a controlling person(s) of the Registrant:

      Mutual Funds
      ------------

      The Rodney Square Fund
      The Rodney Square Tax-Exempt Fund
      The Rodney Square Multi-Manager Fund


                                                                                % Held
                                                                                by WT Corp.
        Corporate Entity                                  State of Org.         or Wtc
        ----------------                                  -------------         ------

        Wilmington Trust Company                          Delaware              100%
        Wilmington Trust FSB                              Federally Chartered   100%
        Wilmington Trust of Pennsylvania                  Pennsylvania          100%
        Brandywine Insurance Agency, Inc.                 Delaware              100%
        Brandywine Finance Corp.                          Delaware              100%
        Brandywine Life Insurance Company, Inc.           Delaware              100%
        Compton Realty Corporation                        Delaware              100%
        Delaware Corp. Management                         Delaware              100%
        Drew-I Ltd.                                       Delaware              100%
        Drew-VIII Ltd.                                    Delaware              100%
        Holiday Travel Agency, Inc.                       Delaware              100%
        Rockland Corporation                              Delaware              100%
        Rodney Square Distributors, Inc.                  Delaware              100%
        Rodney Square Management Corporation              Delaware              100%
        Siobain VI, Ltd.                                  Delaware              100%
        Siobain VIII, Ltd.                                Delaware              100%
        Wilmington Brokerage Services Company             Delaware              100%
        Wilmington Capital Management, Inc.               Delaware              100%
        WTC Corporate Services, Inc.                      Delaware              100%
        100 West Tenth St. Corporation                    Delaware              100%
        WT Investments Inc.                               Delaware              100%
        Wilmington Trust Commercial Services Co.          Maryland              100%

      Partnerships
      ------------

      Rodney Square Investors, L.P.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES (AS OF MAY 31, 1998).

           (1)                     (2)
     Title of Class   Number of Record Shareholders
     --------------   -----------------------------

        Shares of beneficial
        interest $.01 par value

        Short/Intermediate Bond           77
        Portfolio

        Municipal Bond
        Portfolio                         74

ITEM 27.  INDEMNIFICATION.

      Article X, Section 2 of the Registrant's Declaration of Trust provides, subject to certain exceptions and limitations, that the appropriate Series of the Registrant will indemnify the Registrant's Trustees or officers ("covered person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by such persons in connection with any claim, action, suit or proceeding in which a covered person becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; provided no covered persons shall be indemnified where there has been an adjudication, as described in Article X, Section 2(b), that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant or where there has been a settlement, unless there has been a determination, as described in Article X, Section 2(b) that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article X, Section 2(c) provides that the Registrant may maintain insurance policies covering such rights of indemnification.

      According to Article XI, Section 1 of the Declaration of Trust, any person extending credit to, contracting with or having any claim against the Registrant or the Trustees shall look only to the assets of the appropriate Series for payment and neither the shareholders nor the Trustees nor any of their agents, whether past, present or future, shall be personally liable therefor; except that nothing in the Declaration of Trust shall protect a Trustee against liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Article XI, Section 2 of the Declaration of Trust provides that subject to the provisions of Article X and Article XI, Section 1, the Trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

      Paragraph 7A of the Advisory Agreements between Wilmington Trust Company ("WTC") and the Registrant provides that WTC shall not be liable to the Registrant or to any shareholder of the Registrant or its Portfolios for any act or omission in the course of performance of its duties under the contract in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Registrant. Paragraph 7B of each of the Advisory Agreements provides that no provision of either the Advisory Contract or the Form of Advisory Agreement shall be construed to protect any Trustee or officer of the Registrant, or WTC, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the Investment Company Act of 1940. Paragraph 15 of the Agreement on behalf of Short/Intermediate Bond Portfolio and Municipal Bond Portfolio and Paragraph 16 of the Agreement for Intermediate Bond Portfolio provides that obligations assumed by the Registrant pursuant to the Advisory Agreements are limited in all cases to the Registrant and its assets or a particular Series and its assets, if liability relates to a Series.

      Paragraph 11 of the Distribution Agreement between the Registrant and Rodney Square Distributors, Inc. ("RSD") provides that the Registrant agrees to indemnify and hold harmless RSD and each of its directors and officers and each person, if any, who controls RSD within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the 1933 Act or any other statute or common law, alleging any wrongful act of the Registrant or any of its employees or representatives, or based upon the grounds that the registration statements, or other information filed or made public by the Registrant included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading. RSD, however, will not be indemnified to the extent that the statement or omission is based on information provided in writing by RSD. In no case is the indemnity of the Registrant in favor of RSD or any person indemnified to be deemed to protect RSD or any person against any liability to the Registrant or its security holders to which RSD or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Paragraph 16 of the Distribution Agreement is similar to Paragraph 15 of the Advisory Agreements.

      Paragraph 12 of the Transfer Agency Services Agreement between the Registrant and PFPC Inc. ("PFPC") provides that PFPC and its affiliates shall be held harmless from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, the Commodities Exchange Act, as amended and any state and foreign securities and blue sky laws, and amendments thereto), and expenses including (without limitation) attorney's fees and disbursements arising directly or indirectly from any action or omission to act which PFPC takes at the request or on the direction of or in reliance on the advice of the Registrant or upon oral or written instructions or the acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of shares of the Registrant in the absence of PFPC's or any of its affiliates, own willful misfeasance, bad faith, negligence or reckless disregard or its duties and obligations under such Agreement. Paragraph 12 of the Transfer Agency Agreement is similar to Paragraph 8 of the Advisory Agreement.

      Paragraph 12 of the Administration and Accounting Services Agreement between the Registrant and PFPC is similar to Paragraph 12 of the Transfer Agency Services Agreement.

      Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

      Wilmington  Trust  Company  ("WTC"),  a  Delaware  corporation,  serves as
      investment   adviser  to  the  Registrant.   It  currently  manages  large
      institutional accounts and collective investment funds.

      The directors and principal executive officer of the Adviser have held the following positions of a substantial nature in the past two years:



                                       Business or Other Connections of Principal Executive
         Name                          Officers and Directors of Registrants Adviser
         ----                          ---------------------------------------------

Robert H. Bolling, Jr.                 Owner, R.H. Bolling, Jr. P.E. (consulting engineering
                                       firm)

Carolyn S. Burger                      President and Chief Executive Officer of Bell Atlantic-
                                       Delaware, Incorporated

Ted T. Cecala                          Chairman and Chief Executive Officer, Wilmington Trust
                                       Corporation and Wilmington Trust Company

Richard R. Collins                     Chairman, Collins, Incorporated (consulting firm for
                                       various insurance industry associations and financial and
                                       nonfinancial companies); Retired President, American Life
                                       Insurance Company

Charles S. Crompton, Esq.              Attorney, Partner, Potter Anderson & Corroon (law firm)

H. Stewart Dunn, Jr., Esq.             Attorney, Partner, Ivins, Phillips & Barker (law firm)

Edward B. du Pont                      Private investor; Director, E. I. du Pont de Nemours
                                       and Company, Incorporated; Retired Chairman, Atlantic
                                       Aviation Corporation

Robert C. Forney                       Retired Executive Vice President and Director,
                                       E. I. du Pont de Nemours and Company, Incorporated

Thomas L. Gossage                      Chairman and Chief Executive Officer, Hercules
                                       Incorporated

Robert V.A. Harra, Jr.                 President and Treasurer, Wilmington Trust Corporation
                                       and Wilmington Trust Company

Andrew B. Kirkpatrick, Jr., Esq.       Of Counsel to, Morris, Nichols, Arsht & Tunnell (law
                                       firm)

Rex L. Mears                           President of Ray L. Mears & Sons, Inc. (farming
                                       corporation)

Hugh E. Miller                         Retired Executive, Formerly Vice Chairman, ICI
                                       Americas, Inc.; was with parent Imperial Chemicals
                                       Industries PLC for 20 years until 1990
                                       including management positions in the United States and Europe

Stacey J. Mobley                       Senior Vice President of Communications, E. I. du
                                       Pont de Nemours and Company, Incorporated

Leonard W. Quill                       Formerly Chairman and Chief Executive Officer,
                                       Wilmington Trust Corporation and Wilmington Trust
                                       Company

David P. Roselle                       President, University of Delaware



Thomas P. Sweeney, Esq.                Attorney, Partner, Richards, Layton & Finger (law firm)

Bernard J. Taylor, II                  Retired Chairman and Chief Executive Officer,
                                       Wilmington Trust Corporation and Wilmington Trust
                                       Company

Mary Jornlin Theisen                   Former New Castle County Executive

Robert W. Tunnell, Jr.                 Managing Partner of Tunnell Companies, L.P., owner and
                                       developer of real estate


ITEM 29.      PRINCIPAL UNDERWRITERS.

      (a)     The Rodney Square Fund
              The Rodney Square Tax-Exempt Fund
              The Rodney Square Strategic Equity Fund

ITEM 29.      PRINCIPAL UNDERWRITERS (CONTINUED).

        (b)

        (1)                  (2)                                 (3)
                                                                 Positions and
Name and Principal           Positions and Offices with          Offices with
Business Address             Rodney Square Distributors, Inc.    Registrant
----------------             --------------------------------    ----------

James S. Gandolfo            President, Secretary,               None
1105 North Market Street     Treasurer & Director
Wilmington, DE 19801

Robert J. Christian          Director                            President & Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE   19890

Nina M. Webb                 Director                            Vice President
1100 North Market Street
Wilmington, DE 19890

      (c)     None.

ITEM 30.      LOCATION OF ACCOUNTS AND RECORDS.

      Certain accounts,  books and other documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant's transfer agent are maintained by PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Records relating to the duties of the Registrant's custodian are maintained by Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 and PNC Bank, National Association, 1600 Market Street, Philadelphia, Pennsylvania 19103.

ITEM 31.      MANAGEMENT SERVICES.

      Inapplicable.

ITEM 32.      UNDERTAKINGS.

      The Registrant hereby undertakes to furnish a copy of the Registrant's latest Annual Report to Shareholders to each person to whom a copy of the Registrant's Prospectus is delivered, upon request and without charge.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies this Post Effective Amendment No. 19 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant further certifies that it has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware, on the 16th day of June, 1998.

                                   THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND


                                    By: /s/ Carl M. Rizzo
                                        ----------------------------------------
                                        Carl M. Rizzo, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                    DATE
---------                             -----                    ----

/s/ Robert J. Christian               President &              June 16, 1998
-----------------------------         Trustee
Robert J. Christian*


/s/ Eric Brucker
-----------------------------         Trustee                  June 16, 1998
Eric Brucker*


/s/ Fred L. Buckner
-----------------------------         Trustee                  June 16, 1998
Fred L. Buckner*


/s/ John J. Quindlen
-----------------------------         Trustee                  June 16, 1998
John J. Quindlen*


/s/ John J. Kelley                    Vice President and       June 16, 1998
-----------------------------         Treasurer (Principal
John J. Kelley                        Financial and
                                      Accounting Officer)


*By: /s/ Carl M. Rizzo
----------------------------
         Carl M. Rizzo**

** Attorney-in-fact  pursuant to a power of attorney dated November 17, 1997 and
incorporated  by  reference  from   Post-Effective   Amendment  No.  17  to  the
Registrant's Registration Statement on Form N-1A, SEC File No.
811-04663, filed December 24, 1997.

                THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                                  EXHIBIT INDEX
1.    (a)  Amended   and   Restated   Declaration  of  Trust dated July 1, 1992.
           (Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 10 to this Registration Statement filed on December 24, 1992.)

      (b) Amendment to Declaration of Trust dated February 15, 1993. (Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993.)

      (c) Amendment to Declaration of Trust dated June 15, 1998 (filed herewith).

2.    (a)  Bylaws of  the Registrant. (Incorporated  by  reference  to Exhibit 2 to original Registration Statement filed on May 7, 1986.)

      (b)  Bylaws  of  the   Registrant   as  Amended  on  September  10,  1986.
           (Incorporated by reference to Exhibit 2 to Pre-Effective Amendment No. 1 to this Registration Statement filed on October 30, 1986.)

3.    Voting Trust Agreement - None.

4.    Instruments Defining the Rights of Shareholders:

      (a) Amended and Restated Declaration of Trust dated July 1, 1992, as amended February 15, 1993 (relevant portions) and June 15, 1998. (Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993 and to Exhibit 1 (c) filed herewith.)

      (b) Bylaws of the Registrant as Amended on September 10, 1986 (relevant portions). (Incorporated by reference to Exhibit 4(b) Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993.)

5.    (a)  Advisory   Agreement   between  the   Registrant  on  behalf  of  the
           Short/Intermediate Bond Portfolio and Wilmington Trust Company dated April 1, 1991. (Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 7 to this Registration Statement filed on March 29, 1991.)

      (b) Advisory Agreement between the Registrant on behalf of the Municipal Bond Portfolio and Wilmington Trust Company dated November 1, 1993. (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993.)

      (c) Form of Amended Advisory Agreement between the Registrant on behalf of the Short/Intermediate Bond Portfolio, the Municipal Bond Portfolio and the Intermediate Bond Portfolio and Wilmington Trust Company (filed herewith).

6. Distribution Agreement between the Registrant and Rodney Square Distributors, Inc. dated February 23, 1998. (Incorporated by reference to
      Exhibit 6 to Post-Effective Amendment No. 18 to this Registration Statement filed on April 15, 1998.)

7.    Bonus, Profit Sharing or Pension Plans - None.

8.    (a)      Custodian   Contract   between   the  Registrant  and  Wilmington
               Trust Company dated November 12, 1986. (Incorporated by reference
               to  Exhibit  8  to   Post-Effective   Amendment  No.  1  to  this
               Registration Statement filed on or about May 28, 1987.)

      (b) Custodial Undertaking with Manufacturers Hanover Trust Company in connection with Master Repurchase Agreement of the Registrant and the First Boston Corporation dated June 6, 1989. (Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993.)

      (c) Sub-Custodian Services Agreement dated February 2, 1998 between PNC Bank, National Association, Wilmington Trust Company and the Registrant (filed herewith).

9.    (a)     Transfer Agency Services Agreement dated February 2, 1998
               between the Registrant, PFPC Inc. and Wilmington Trust Company (filed herewith).

              (i) Fee Agreement between the Registrant, PFPC, Inc. and Wilmington Trust Company (filed herewith).

              (ii)  Amended  Transfer Agency Services  Agreement   between  the
                    Registrant and Wilmington Trust Company (to be filed).

      (b) Administration and Accounting Services Agreement dated February 2, 1998 between the Registrant and PFPC Inc. (filed herewith).

              (i) Fee Agreement between the Registrant and PFPC Inc. (filed herewith).

              (ii)Amended Exhibit A to  Administration  and Accounting  Services
                  Agreement dated February 2, 1998 between the Registrant and PFPC Inc. (to be filed).

      (c) Fund Secretarial Services Agreement between the Registrant and Rodney Square Management Corporation. (Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 18 to this Registration Statement filed on April 15, 1998.)

10.   (a)      Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to shares of the Short/Intermediate Bond Portfolio. (Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 7 to this
               Registration Statement filed on March 29, 1991.)

      (b) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to shares of the Municipal Bond Portfolio. (Incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 11 to this Registration Statement filed on August 27, 1993.)

      (c) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to shares of the Intermediate Bond Portfolio (filed herewith).

11. Consent of Ernst & Young LLP, independent auditors for Registrant. (filed herewith)

12.   Financial Statements omitted from Part B - None.

13. Letter of Investment Intent (on behalf of the Short/Intermediate Bond Portfolio). (Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 7 to this Registration Statement filed on March 29, 1991.)

14.   Prototype Retirement Plan - None

15.   None

16.   (a)      Schedule  for  Computation  of   Performance  Quotations for  the
               Short/Intermediate Bond Portfolio.  (Incorporated by reference to
               Exhibit  16(a)  to  Post-Effective   Amendment  No.  17  to  this
               Registration Statement filed on December 24, 1997.)

      (b) Schedule for Computation of Performance Quotations for the Municipal Bond Portfolio. (Incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment No. 17 to this Registration Statement filed on December 24, 1997.

17.   (a)     Financial Data Schedule for  the Short/Intermediate Bond Portfolio
              (filed herewith).

      (b) Financial Data Schedule for the Municipal Bond Portfolio (filed herewith).

18.   Plan adopted pursuant to Rule 18f-3 - None